OMB APPROVAL
OMB Number: 3235-0570 Expires: July 31, 2022 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2020

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

ANNUAL REPORT

June 30, 2020

Beginning on January 1, 2021, and as permitted by a rule adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent to you by mail, unless you specifically request that the Funds or your financial intermediary (i.e., the broker-dealer or bank through which you own your shares) send you paper copies. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications from the Funds by contacting the Funds at 1-800-487-7626 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future shareholder reports of the Funds in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-487-7626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to the reports of each of the Funds and, if you own shares through a financial intermediary, to the reports of each of the Funds and all other funds that you own through your financial intermediary.

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Hussman Strategic International Fund	4
Letter to Shareholders	5
Portfolio Information	19
Schedules of Investments
Hussman Strategic Growth Fund	22
Hussman Strategic Allocation Fund	33
Hussman Strategic Total Return Fund	41
Hussman Strategic International Fund	45
Statements of Assets and Liabilities	51
Statements of Operations	53
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	55
Hussman Strategic Allocation Fund	56
Hussman Strategic Total Return Fund	57
Hussman Strategic International Fund	58
Financial Highlights
Hussman Strategic Growth Fund	59
Hussman Strategic Allocation Fund	60
Hussman Strategic Total Return Fund	61
Hussman Strategic International Fund	62
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	89
About Your Funds’ Expenses	91
Board of Trustees and Officers	93
Other Information	95
Federal Tax Information	95
Approval of Investment Advisory Agreements	96
Discussion of Liquidity Risk Management Program	104

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2020
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	6.17%	(1.73%)	(5.98%)	(6.80%)	0.46%
S&P 500 Index	7.51%	10.73%	10.73%	13.99%	5.90%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500 Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500 Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund for the year ended June 30, 2020 would have been 1.26%.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund
versus Benchmark Fixed Allocation Composite(a) (Unaudited)

Total Returns For Period Ended June 30, 2020
Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	3.23%
Benchmark Fixed Allocation Composite	9.73%

(a)

Benchmark Fixed Allocation Composite represents the gross investment performance of a portfolio that is invested in securities included in three separate indices, weighted as follows: 60% S&P 500 Index, 30% Bloomberg Barclays U.S. Treasury Unhedged Index and 10% Bloomberg Barclays Treasury Bills Index and represents an investment approach that invests a fixed percentage of assets in stocks, bonds, and money-market securities, with little or no variation. The Fund may invest in securities that are not included in the indices that comprise the composite.

(b)	The Fund commenced operations on August 27, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the period ended June 30, 2020 would have been 4.67%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2020
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	14.00%	7.68%	5.86%	3.26%	5.14%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	5.32%	4.30%	3.82%	4.47%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund for the year ended June 30, 2020 would have been 0.81%.

3

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2020
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	1.08%	(1.18%)	(0.18%)	(1.20%)	(1.07%)
MSCI EAFE Index	(5.13%)	0.81%	2.05%	5.73%	4.04%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2020, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to invest in each of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund for the year ended June 30, 2020 would have been 3.43%.

4

The Hussman Funds
Letter to Shareholders	August 14, 2020

Dear Shareholder,

“It’s useful to remember that long-term returns represent not only trough-to-peak advances, but peak-to-trough resolutions as well. Buy-and-hold investors don’t get the trough-to-peak return. They get the full cycle return. Not surprisingly, the higher the valuation at the bull market peak, the longer the subsequent period of disappointing returns, in several instances extending more than a decade, though not without intermittent failure-prone bull market rallies to add excitement. This is what I often call ‘going nowhere in an interesting way.’”

– John P. Hussman, Ph.D., Risk Management is Generous, December 2004

From May 1995 through March 2009, despite two intervening speculative bubbles, the total return of the Standard & Poor’s 500 Index lagged the total return of risk-free Treasury bills. This was also true for the period from August 1959 through August 1982, as well as the period from August 1929 to August 1945. Indeed, during the 80-year period from 1929 to 2009, the S&P 500 took three long, interesting trips to nowhere, accounting for 53 of those years (1929-1945, 1959-1982, and 1995-2009), underperforming risk-free Treasury bills after all was said and done.

The singular feature of these very long trips to nowhere is that they either begin from elevated valuations, end at depressed valuations, or both. Periods that begin at extremely elevated valuations are particularly notable, because this defining feature is already in place and can be readily observed in real-time. Not surprisingly, the total return of the S&P 500 lagged the total return of risk-free Treasury bills for more than 13 years following the March 24, 2000 bubble peak. That outcome was consistent with estimates I published at the time, along with a projection of an 83% loss in technology stocks over the completion of the market cycle; which was subsequently realized by the technology-heavy Nasdaq 100 Index. No precision in “catching” the 2000 peak was necessary. By March 2009, the total return of the S&P 500 had lagged Treasury bills all the way back to May 1995.

Presently, the market valuation measures that we find most strongly correlated with actual subsequent S&P 500 total returns are again at extremes that rival or exceed the 1929 and 2000 extremes. This is not a statement about near-term returns or immediate market direction, but it is a rather emphatic statement about the likely long-term investment prospects for passive investors in U.S. stocks, and the potential depth of market losses over the completion of the current market cycle.

Investors sometimes assume that if the market continues to advance despite rich valuations, then valuations must somehow be failing. This is not how valuations work. If overvaluation itself was enough to drive prices lower, one could never observe

5

The Hussman Funds
Letter to Shareholders (continued)

extremes like 1929, 2000, and today, because the market would have been weighed down by far lesser extremes. The importance of valuations is that they strongly inform our expectations about long-term market returns and the extent of potential market losses over the completion of the market cycle.

When it comes to overvalued assets, investors cannot have their cake and eat it too. If investors hope to preserve overvalued prices, they also have to accept meager long-term returns. This is the situation that we presently observe in the U.S. equity market. Based on our most reliable valuation measures, we presently estimate that the nominal total returns of the S&P 500 are likely to be negative on a 12-year horizon.

Fortunately, this extended period of uninspiring long-term S&P 500 total returns is likely to include a wide range of market fluctuations over shorter segments of the market cycle, including alternating periods of speculation and risk-aversion, and alternating periods of extreme valuations and run-of-the-mill or depressed ones. This is the “interesting” part of markets that go “nowhere in an interesting way.” Not every one of these fluctuations will provide an investment opportunity, but we expect a wide range of opportunities to emerge over time, as we have observed across a century of market history.

In the face of a U.S. unemployment rate that remains higher than the worst levels of the 2008-2009 global financial crisis, and a steep economic downturn in which credit strains have been addressed largely by boosting investor confidence and deferring payment obligations, it seems perplexing that the S&P 500 has recently recovered to the most extreme level in history, and to valuations that again rival the 1929 and 2000 extremes. A large part of this recovery reflects extraordinary confidence among investors that Federal Reserve actions will defend them against any material market loss in the future. It also reflects extraordinary confidence in a “V-shaped economic recovery” driven by federal deficit spending (outlays in excess of receipts) in an amount exceeding 40% of real U.S. second-quarter GDP.

As we observed early in both the 2000-2002 and 2007-2009 market collapses, the ingrained “buy the dip” mentality of investors, despite clear economic headwinds and emerging credit strains, is likely to be disastrous. Still, we have absolutely no need to make predictions or to rule out the possibility that everything will come up roses. What is necessary is simply to align our investment outlook with observable market conditions as they change over time.

While our investment discipline considers a broad range of factors, two considerations are most important:

1)	Valuations, which drive our expectations for long-term market returns;

6

The Hussman Funds
Letter to Shareholders (continued)

2)

Market action, largely reflecting the behavior of prices and trading volume, and in particular, the uniformity or divergence of this behavior across thousands of individual securities, sectors, industries, and security-types, including debt securities of varying creditworthiness.

The central lesson to draw from both our successes (particularly navigating complete market cycles prior to 2010) and our challenges (particularly in the period between 2010 and 2017), is that it is best to identify and flexibly respond to prevailing conditions as they change over time, without assuming that there is any well-defined “limit” to either the speculative exuberance or the risk-averse fear of investors.

Over any limited segment of the market cycle, it does not appear to matter whether the beliefs of investors are well-informed or wildly misguided. Over short horizons, it is important to consider whether investor psychology is inclined toward speculation or toward risk-aversion, and we find that this is best gauged by the uniformity or divergence of market internals. Put simply, when investors are inclined toward speculation, they tend to be indiscriminate about it. When they are inclined toward risk-aversion, they tend to be selective and tenuous.

In contrast, over the long-term, and over complete market cycles, an understanding of valuations is critical. Human nature is subject to both optimism and pessimism; to both greed and fear. As a result, periods of extreme overvaluation at one point in time eventually give way to periods of normal or depressed valuations at other points in time.

Both valuations and the analysis of market internals are essential components of our value-conscious, full-cycle investment discipline. These factors help to shape our investment outlook, and also place certain limits on our investment stance.

The ability to properly value securities, to estimate the long-term returns embedded into their prices, and to gauge the potential downside risk of the market over the completion of a given cycle, affects how aggressively or conservatively we respond to shorter waves of speculation or risk-aversion. Likewise, the ability to gauge investor psychology affects how aggressively or conservatively we respond to valuations and changes in long-term expected returns.

Since late-2017, our investment discipline has required explicit deterioration in market internals in order to establish or amplify a negative market outlook. In sufficiently overvalued markets, we may adopt a neutral outlook, but a bearish one requires unfavorable internals, indicating that investors have become inclined toward risk-aversion.

7

The Hussman Funds
Letter to Shareholders (continued)

Conversely, in markets that are undervalued, we believe that fully invested, unhedged, or leveraged investment positions are best confined to periods when our measures of market internals are uniformly favorable, indicating that investors have become inclined toward speculation. In my view, the most favorable market conditions are those that combine reasonable or attractive valuations with emerging improvement in market internals.

Because the gap between current valuation extremes and run-of-the-mill valuations is as wide as it was in 1929 and 2000, I expect the S&P 500 to lose roughly two-thirds of its value at some point over the completion of the current market cycle. Still, it is wholly unnecessary to make such projections. It is enough to align our investment outlook with the observable conditions that prevail at each point in time.

The most negative market conditions we identify are those that combine extremely rich valuations with ragged or divergent market internals, particularly if the market has also enjoyed an overextended short-term advance. This is a combination that we observed in both May 2001 and May 2008, and one that currently prevails as of early-August 2020. My previous comments during the 2000-2002 and 2007-2009 bear markets capture those concerns.

“In an overvalued market lacking trend uniformity, investors are skittish. The market may very well rally strongly for a while, but the underlying structure of the market is vulnerable. In that kind of environment, seemingly irrelevant items of news can cause large and sudden price declines. In historical data, we’ve seen too many examples of seemingly powerful bear market rallies suddenly launching into vertical declines. We do believe that the U.S. is already in recession, and that stocks remain in a bear market likely to generate much more serious losses.” – May 14, 2001

“Overbought conditions in unfavorable Market Climates tend to be rare. The steepest bear market losses tend to follow immediately on the heels of such overbought conditions.” – December 10, 2007

“In recent weeks, investors have chased stock prices higher (on relatively dull volume and narrow, cyclical leadership) like kids riding their bikes up a board they’ve laid over a pile of bricks to take a sweet jump. Once in the air, the question is ‘what now?’” – May 19, 2008

8

The Hussman Funds
Letter to Shareholders (continued)

Fund Performance

Strategic Growth Fund

In the fiscal year ended June 30, 2020, Strategic Growth Fund gained 6.17%. During the same period, the S&P 500 gained 7.51%. The hedging stance of the Fund has varied between a strongly defensive position (particularly before mid-March 2020) and a more neutral near-term outlook (particularly after the mid-March 2020 market low). In recent months, the Fund has maintained a flexible response to market conditions, particularly valuations and measures of market internals. During the 2020 fiscal year, the hedging strategy of the Fund contributed notably to a reduction in overall risk, as the deepest interim loss experienced by the Fund during this period was -12.76%, compared with an interim loss of -33.79% for the S&P 500 Index.

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 2.63% (263 basis points) annually since the inception of the Fund. During the fiscal year ended June 30, 2020, the performance of the Fund’s stock selections, excluding the impact of hedging, slightly lagged the index, realizing a gain of 7.18% versus a 7.51% gain in the S&P 500 Index, largely reflecting our continued emphasis of value-conscious selection. As at other market extremes such as 2000, this approach periodically avoids large holdings in high-weight components of the S&P 500 that we consider to be overvalued speculative “glamour” stocks.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2020, the Fund had an average annual total return of 0.46%, compared with an average annual total return of 5.90% for the S&P 500 Index. An initial $10,000 investment in the Fund at its inception on July 24, 2000 would have grown to $10,948, compared with $31,329 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -60.36%. The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

In late-2017, largely in response to novel Federal Reserve policies that have the effect of amplifying yield-seeking speculation, we adapted our investment discipline to limit the defensiveness of the Fund when our measures of market internals are uniformly favorable. It is notable that from the inception of the Fund on July 24, 2000 through the market low on March 9, 2009, Strategic Growth Fund gained 105.57% (an 8.71% average annual total return) compared with a -45.99% loss in the S&P 500 (a -6.89% average annual loss). The deepest loss experienced by the Fund during this period was -21.45%, compared with a -55.25% loss in the S&P 500.

9

The Hussman Funds
Letter to Shareholders (continued)

While there is no assurance that the future performance of the Fund, relative to the S&P 500, will be similar to that of the 2000-2009 period, we believe that the late-2017 adaptation to our investment discipline fully addressed the main challenge that we faced during the 2009-2017 segment of the recent market cycle, which was responsible for the departure of the Fund’s performance from our full-cycle expectations.

Strategic Total Return Fund

In the fiscal year ended June 30, 2020, Strategic Total Return Fund had a total return of 14.00%. During the same period, the Bloomberg Barclay’s U.S. Aggregate Bond Index had a total return of 8.74%. Strategic Total Return Fund held a moderately constructive position in long-term bonds, during this period, with a duration typically ranging between 2-3 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-3% on the basis of bond price fluctuations). The Fund benefited from holdings in shares of companies engaged in the mining of precious metals, as well as utilities, largely by varying the size of its investment positions in response to periods of strength and weakness in these sectors. The deepest interim loss experienced by the Fund during this period was -7.18%, compared with an interim loss of -6.30% for the Bloomberg Barclay’s U.S. Aggregate Bond Index.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2020, the Fund had an average annual total return of 5.14%, compared with an average annual total return of 4.47% for the Bloomberg Barclay’s U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $24,394, compared with $21,764 for the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -6.30% for the Bloomberg Barclay’s U.S. Aggregate Bond Index during the same period.

Strategic International Fund

In the fiscal year ended June 30, 2020, Strategic International Fund had a total return of 1.08%. During the same period, the MSCI EAFE Index lost -5.13%. Strategic International Fund remained fully hedged against the impact of general market fluctuations during the 2020 fiscal year. While the equity positions and cash equivalents of the Fund lost -3.68% during this period, the Fund’s hedging strategy contributed 4.76%, resulting in the Fund’s overall gain during this period. The deepest interim loss in Strategic International Equity Fund during this period was -10.26%, compared with an interim loss of -33.90% for the MSCI EAFE Index.

10

The Hussman Funds
Letter to Shareholders (continued)

Because international stock markets tend to become highly correlated during steep declines in the U.S. stock market, the downside risk that we observe in the U.S. market exists in international equity markets as well. A material improvement in U.S. conditions, particularly in our measures of market internals, would likely encourage a constructive stance in the international markets as well. Without the elevated level of market risk that we currently observe, the Fund will have substantially greater opportunity to establish a constructive investment stance based on individual country valuations, market action and other local considerations.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2020, the Fund had an average annual total return of -1.07%, compared with an average annual total return of 4.04% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $8,936, compared with $15,147 for the same investment in the MSCI EAFE Index. The deepest loss experienced by the Fund since inception was -22.87%, compared with a maximum loss of -34.12% for the MSCI EAFE Index during the same period.

Strategic Allocation Fund

In August 2019, we launched Hussman Strategic Allocation Fund. The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks, bonds, and cash equivalents in consideration of prevailing valuations and estimated expected returns in these markets, with added emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that, in the view of the investment adviser, suggest risk-aversion or speculation by market participants. From the inception of Strategic Allocation Fund on August 27, 2019 through June 30, 2020, the total return of the Fund was 3.23%, reflecting a portfolio that was largely hedged against market fluctuations during this period.

Portfolio Composition

As of June 30, 2020, Strategic Growth Fund had net assets of $308,774,101, and held 206 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (24.1%), technology (22.2%), health care (18.2%), communications (7.8%), consumer staples (7.5%) industrials (6.3%) and materials (5.3%). The smallest sector holdings were in energy (4.9%), financials (4.6%) and utilities (0.7%).

11

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2020 were valued at $313,647,074. Against these stock positions, the Fund also held 575 option combinations (long put option/short call option) on the S&P 500 Index and 900 option combinations on the Russell 2000 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2020, the S&P 500 Index closed at 3,100.29, while the Russell 2000 Index closed at 1,441.365. The Fund’s total hedge therefore represented a short position of $307,989,525, thereby hedging 98.2% of the dollar value of the Fund’s long investment positions in individual stocks.

Although the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1.5 million during the fiscal year ended June 30, 2020: Vaxart, Newmont, SolarEdge Technologies, Barrick Gold and Generac Holdings. Equity holdings with a loss in excess of $1.5 million during this same period were Discover Financial Services, ANI Pharmaceuticals, Lantheus Holdings and AMC Networks.

As of June 30, 2020, Strategic Allocation Fund had net assets of $8,093,059 and held 139 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (18.9%), consumer discretionary (17.4%), health care (12.3%), consumer staples (8.4%) and communications (6.1%). The smallest sector weights were materials (3.8%), financials (3.1%), industrials (2.8%) and energy (2.3%). Treasury notes, Treasury bills and investments in money market funds represented 45.4% of the Fund’s net assets.

Strategic Allocation Fund’s holdings of individual stocks as of June 30, 2020 were valued at $6,077,368. Against these stock positions, the Fund also held 10 option combinations (long put option/short call option) on the S&P 500 and 14 option combinations on the Russell 2000 Index. The notional value of this hedge was $5,118,201, hedging 84.2% of the value of equity investments held by the Fund.

In Strategic Allocation Fund, during the period ended June 30, 2020, individual equity portfolio gains in excess of $30,000 were achieved in 10x Genomics, Installed Building Products and Amazon. Individual equity portfolio losses in excess of $30,000 during this same period were recognized in Ulta Beauty, J2 Global and Discover Financial Services.

12

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2020, Strategic Total Return Fund had net assets of $290,129,187. Treasury notes, Treasury Inflation-Protected Securities (TIPS) and investments in money market funds represented 80.1% of the Fund’s net assets. Shares of exchange-traded funds, precious metals shares and energy and utilities shares accounted for 3.2%, 15.0% and 6.8% of net assets, respectively.

In Strategic Total Return Fund, during the fiscal year ended June 30, 2020, portfolio gains in excess of $1.5 million were achieved in Newmont, Barrick Gold, U.S Treasury Note (1.50%, due 8/15/2026) and Agnico Eagle Mines. The only portfolio loss in excess of $1 million during this same period was United States Oil Fund LP.

As of June 30, 2020, Strategic International Fund had net assets of $14,994,565 and held 94 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in health care (15.2%), technology (14.3%), consumer discretionary (11.7%), industrials (10.7%), consumer staples (9.0%) and financials (5.6%). The smallest sector holdings were in communications (4.9%), utilities (4.4%), materials (4.3%) and energy (0.4%).

In order to hedge the impact of general market fluctuations, as of June 30, 2020, Strategic International Fund was short 90 futures on the Mini MSCI EAFE Index and long 12 puts on the S&P 500 Index. The notional value of this hedge was $11,723,148, hedging 98.1% of the dollar value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2020. Individual equity holdings having a portfolio gain in excess of $100,000 during the fiscal year ended June 30, 2020 were achieved in Advantest, Nuflare Technology, Ingenico Group and Mycronic. Only one equity holding, Granges AB, recognized a portfolio loss in excess of $100,000 during this period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com.

13

The Hussman Funds
Letter to Shareholders (continued)

Current Outlook

Over the completion of every market cycle, there is a very strong tendency for reliable valuation measures to retreat to levels near or below their long-term historical norms. This tendency was the basis on which we projected the likely extent of the 2000-2002 and 2007-2009 collapses in the S&P 500 Index (in both cases, the market proved us to be slightly optimistic). A similar retreat to run-of-the-mill historical valuation norms would presently require a decline in the S&P 500 Index of about -65%, resulting in a loss in the index of roughly two-thirds from August 2020 levels.

Arguably, the current low level of interest rates should be associated with similarly dismal long-term expected returns on stocks, which is why Wall Street analysts often argue that low interest rates “justify” higher valuation multiples than those observed across history. The higher valuation multiples, in this argument, are precisely what is required to produce those dismal long-term expected returns.

However, this argument assumes that the growth rate of corporate cash flows has been held constant. Instead, there is strong evidence to suggest that the level of interest rates largely mirrors the growth rate of nominal GDP and nominal corporate revenues. This means that today’s lower-than-normal interest rates are already matched by lower than normal growth rates in corporate cash flows.

Indeed, over the past 12 years, the average yield on U.S. Treasury securities has been about 3% lower than historical norms, but so too has been the average annual growth rate of nominal GDP and S&P 500 revenues. This is important, because it means that higher valuation levels are not required in order to make stocks “competitive” with bonds. Low nominal growth rates in corporate cash flows already reduce the long-term expected return of stocks, even without any valuation premium.

When Wall Street analysts say “well, stock valuations are high, but high valuations are justified by low interest rates,” they are actually arguing that passive investors face the worst of all possible worlds. The statement amounts to saying “well, future stock returns are likely to be dismal, but dismal returns on stocks are justified because you’re going to get dismal returns on bonds too.” Saying that extreme stock market valuations are “justified” by low interest rates is like saying that poking yourself in the eye is “justified” by smashing your thumb with a hammer.

Unfortunately, all of this leaves us in a situation where current S&P 500 valuations are three times their relevant historical norms, and long-term expected returns on stocks would be somewhat below-average even if those norms were restored.

14

The Hussman Funds
Letter to Shareholders (continued)

Emphatically, nothing in our investment discipline requires the market to approach or breach these norms. Appropriate valuation levels simply create greater opportunities. Even at the low of the initial market retreat in March 2020, in response to the emerging SARS-CoV-2 epidemic, our most reliable valuation measures stood at levels remained over twice their historical norms, bringing our estimate of likely 10-year S&P 500 total returns to just 2.6%. The subsequent rebound has driven that estimate back below zero. Still, the opportunity was sufficient, even without an improvement in our measures of market internals, to modify our investment stance in a way that enabled all of the Hussman Funds to achieve and retain positive returns in the fiscal year ended June 30, 2020.

Part of the current enthusiasm of investors seems to be the idea that the stock market typically reaches its low before the economy does (although this was certainly not true of the 2001 recession). On the idea that the second quarter of 2020 was the low point for the economy, there is a superficial sensibility in “looking over the valley.” The problem is that post-recession bull markets typically begin at below-average valuations that are less than one-third of those we observe at present. As a result of the recent market rebound, our most reliable measures of stock market valuation again rival levels that marked the 1929 and 2000 market peaks.

Frankly, my view is that investors have become overconfident in the idea that easy money can support extreme market valuations, regardless of the surrounding economic environment. U.S. equity market capitalization exceeds $40 trillion. The U.S. Treasury has allocated $25 billion of CARES economic support funds for the Federal Reserve to purchase outstanding, uncollateralized corporate bonds from private investors. Even if the Fed was to “leverage” this amount, in violation of CARES 4003(c)(3)(B) “terms and conditions” relating to collateral requirements and taxpayer protection, and even if these funds were entirely diverted to stock purchases, the Fed could absorb less than 1% of U.S. equity market capitalization.

To address the human and economic aspects of the SARS-CoV-2 (COVID-19) epidemic, I’ve included extended public health notes since February in my monthly comments at www.hussmanfunds.com, along with a discussion of economic policy responses. With regard to the implications of the epidemic for the financial markets, there is little reason to believe that the very long-term stream of corporate cash flows will be affected, despite the likelihood of additional “cyclical” economic challenges. Still, the same has typically been true for recessions in general. Recessions don’t dramatically alter the likely stream of very long-term corporate cash flows, which is why we find that corporate revenues have historically been more reliable measures of market valuation than corporate earnings.

15

The Hussman Funds
Letter to Shareholders (continued)

The larger issue for both stocks and corporate bonds is that the epidemic creates significant potential for near-term economic disruption and credit defaults, in a market that is priced for neither. These “cyclical” disruptions, and the anxiety they produce, are why U.S. economic recessions, large or small, have historically driven our most reliable measures of S&P 500 valuation to less than half of their present levels. Extraordinary Federal Reserve interventions have certainly blunted the concern of investors, by creating a perception that large investment losses will somehow “not be allowed.” My impression is that this is a credulous article of faith.

Still, it is worth repeating that it does not matter, in the short run, whether the beliefs of investors are well-informed or wildly misguided. Over any given segment of the market cycle, it is important to consider whether investors are inclined toward speculation or risk-aversion. If our measures of market internals improve, our near-term outlook will also shift to a more neutral outlook. While current valuation extremes would require some sort of hedge in order to provide a safety net against extended market losses, sufficient improvements relating to market internals, economic data, public health, and other factors could even encourage a moderately constructive outlook, despite our long-term and full-cycle concerns.

For now, both our immediate and full-cycle investment outlooks remain negative.

The current situation is reminiscent of May 2008, after Bear Stearns had already failed, after strains in the subprime loan market were fully recognized, and after the Federal Reserve and the U.S. Treasury had already launched unprecedented interventions. The S&P 500 advanced within 9% of its October 2007 peak on the notion that all of the bad news had been “discounted,” yet lost 53% of its value from that point.

On March 17, 2008, the Associated Press published an article discussing the extraordinary interventions by the Federal Reserve in response to the failure of Bear Stearns. Those interventions included Fed Chair Ben Bernanke’s creation of “Maiden Lane” shell companies to absorb bad mortgage-backed debt (which at least represented collateralized debt, unlike the uncollateralized corporate debt the Fed is purchasing today). The article quoted Richard Fuld, who argued that Fed intervention, “from my perspective, takes the liquidity issue for the entire industry off the table.” At that time, Fuld was the CEO of Lehman Brothers.

It is sometimes said that “risk happens fast.” Yet the underlying damage often has a long and quiet incubation period, which is why Hemingway, in The Sun Also Rises, described bankruptcy as occurring “gradually and then suddenly.” It is also why early

16

The Hussman Funds
Letter to Shareholders (continued)

in 2008, AIG admitted that it could not “reliably quantify” its losses, leading me to title one of my commentaries “How canst thou know thy counterparty when thou knowest not thine self?”

The same sort of slow incubation characterized the financial markets in May 2001. An economic recession had already started two months earlier, and the S&P 500 had been in a bear market for over a year. But as the S&P 500 rebounded within 14% of the March 2000 bubble peak, the Wall Street Journal observed “Though economists are expecting this year to be the economy’s worst since 1991, only a tiny percentage think the economy is in a recession.” The S&P 500 would lose an additional 40% of its value by October 2002, and the technology-heavy Nasdaq 100 would lose an additional 60% of its value, bringing its overall bear market loss to 83%.

Despite the recent rebound in economic activity (supported by the highest quarterly federal deficit as a share of GDP in history), my sense is that further economic disruptions will emerge “gradually and then suddenly.” It is important to allow for that possibility, but nothing in our investment discipline relies on that outcome. It is enough to simply align our investment stance with prevailing, observable conditions – primarily valuations and market internals – and to shift our outlook as the evidence shifts.

I remain grateful, as always, for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website: www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

17

The Hussman Funds
Letter to Shareholders (continued)

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

18

Hussman Strategic Growth Fund Portfolio Information
June 30, 2020 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
June 30, 2020 (Unaudited)

Asset Allocation (% of Net Assets)

19

Hussman Strategic Allocation Fund Portfolio Information (continued)
June 30, 2020 (Unaudited)

Sector Allocation* (% of Common Stocks)

*	As of June 30, 2020, the Fund held no securities in the Utilities sector.

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2020 (Unaudited)

Asset Allocation (% of Net Assets)

20

Hussman Strategic International Fund Portfolio Information
June 30, 2020 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

21

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2020

COMMON STOCKS — 101.6%	Shares	Value
Communications — 7.8%
Media — 5.8%
Alphabet, Inc. - Class C (a)	1,000	$1,413,610
AMC Entertainment Holdings, Inc. - Class A	75,000	321,750
AMC Networks, Inc. - Class A (a)	60,000	1,403,400
Cardlytics, Inc. (a)	10,000	699,800
Comcast Corporation - Class A	50,000	1,949,000
Facebook, Inc. - Class A (a)	5,000	1,135,350
Gray Television, Inc. (a)	175,000	2,441,250
Meredith Corporation	35,000	509,250
Shutterstock, Inc.	30,000	1,049,100
Sirius XM Holdings, Inc.	400,000	2,348,000
Stamps.com, Inc. (a)	15,000	2,755,350
TEGNA, Inc.	50,000	557,000
Twitter, Inc. (a)	15,000	446,850
Yelp, Inc. (a)	35,000	809,550
		17,839,260
Telecom — 2.0%
AT&T, Inc.	100,000	3,023,000
CenturyLink, Inc.	60,000	601,800
Switch, Inc. - Class A	75,000	1,336,500
Verizon Communications, Inc.	25,000	1,378,250
		6,339,550
Consumer Discretionary — 24.1%
Apparel & Textile Products — 0.8%
Gildan Activewear, Inc.	50,000	774,500
Hanesbrands, Inc.	150,000	1,693,500
		2,468,000
Automotive — 1.2%
Gentex Corporation	100,000	2,577,000
Methode Electronics, Inc.	35,000	1,094,100
		3,671,100
Commercial Services — 1.2%
ASGN, Inc. (a)	15,000	1,000,200
Cimpress plc (a)	30,000	2,290,200
H&R Block, Inc.	35,000	499,800
		3,790,200
Consumer Services — 0.9%
2U, Inc. (a)	60,000	2,277,600

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Consumer Discretionary — 24.1% (continued)
Consumer Services — 0.9% (continued)
WW International, Inc. (a)	25,000	$634,500
		2,912,100
Distributors — 0.2%
LKQ Corporation (a)	25,000	655,000

Gaming, Lodging & Restaurants — 3.6%
Brinker International, Inc.	75,000	1,800,000
Denny’s Corporation (a)	50,000	505,000
Domino’s Pizza, Inc.	3,000	1,108,320
Dunkin’ Brands Group, Inc.	35,000	2,283,050
InterContinental Hotels Group plc - ADR	25,000	1,109,000
Starbucks Corporation	40,000	2,943,600
Waitr Holdings, Inc. (a)	500,000	1,315,000
		11,063,970
Home & Office Products — 1.8%
ACCO Brands Corporation	75,000	532,500
Century Communities, Inc. (a)	75,000	2,299,500
Taylor Morrison Home Corporation (a)	75,000	1,446,750
Toll Brothers, Inc.	35,000	1,140,650
		5,419,400
Hotels, Restaurants & Leisure — 0.6%
Bloomin’ Brands, Inc.	100,000	1,066,000
Ruth’s Hospitality Group, Inc.	75,000	612,000
		1,678,000
Household Durables — 1.6%
D.R. Horton, Inc.	25,000	1,386,250
LGI Homes, Inc. (a)	15,000	1,320,450
Turtle Beach Corporation (a)	150,000	2,208,000
		4,914,700
Leisure Products — 0.7%
Malibu Boats, Inc. - Class A (a)	15,000	779,250
YETI Holdings, Inc. (a)	35,000	1,495,550
		2,274,800
Multiline Retail — 1.2%
Big Lots, Inc.	70,000	2,940,000
Nordstrom, Inc.	50,000	774,500
		3,714,500

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Consumer Discretionary — 24.1% (continued)
Passenger Transportation — 0.3%
Southwest Airlines Company	30,000	$1,025,400

Retail - Consumer Staples — 0.6%
Target Corporation	15,000	1,798,950

Retail - Discretionary — 7.8%
Amazon.com, Inc. (a)	200	551,764
American Eagle Outfitters, Inc.	100,000	1,090,000
Designer Brands, Inc. - Class A	50,000	338,500
Dick’s Sporting Goods, Inc.	75,000	3,094,500
eBay, Inc.	30,000	1,573,500
Group 1 Automotive, Inc.	35,000	2,308,950
Hibbett Sports, Inc. (a)	125,000	2,617,500
Home Depot, Inc. (The)	10,000	2,505,100
Kohl’s Corporation	75,000	1,557,750
Sleep Number Corporation (a)	60,000	2,498,400
Ulta Beauty, Inc. (a)	12,500	2,542,750
Urban Outfitters, Inc. (a)	25,000	380,500
Williams-Sonoma, Inc.	15,000	1,230,150
Zumiez, Inc. (a)	65,000	1,779,700
		24,069,064
Specialty Retail — 1.1%
Gap, Inc. (The)	100,000	1,262,000
L Brands, Inc.	60,000	898,200
Sally Beauty Holdings, Inc. (a)	100,000	1,253,000
		3,413,200
Textiles, Apparel & Luxury Goods — 0.5%
PVH Corporation	10,000	480,500
Skechers U.S.A., Inc. - Class A (a)	35,000	1,098,300
		1,578,800
Consumer Staples — 7.5%
Consumer Products — 1.9%
B&G Foods, Inc.	50,000	1,219,000
Campbell Soup Company	25,000	1,240,750
General Mills, Inc.	10,000	616,500
Kellogg Company	30,000	1,981,800
PepsiCo, Inc.	5,000	661,300
		5,719,350

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Consumer Staples — 7.5% (continued)
Food & Staples Retailing — 3.2%
Kroger Company (The)	75,000	$2,538,750
PriceSmart, Inc.	35,000	2,111,550
Rite Aid Corporation (a)	150,000	2,559,000
United Natural Foods, Inc. (a)	150,000	2,731,500
		9,940,800
Retail - Consumer Staples — 2.4%
Ingles Markets, Inc. - Class A	65,000	2,799,550
Sprouts Farmers Market, Inc. (a)	100,000	2,559,000
Walgreens Boots Alliance, Inc.	50,000	2,119,500
		7,478,050
Energy — 4.9%
Oil, Gas & Coal — 1.0%
Cosan Ltd. - Class A	75,000	1,129,500
Marathon Petroleum Corporation	50,000	1,869,000
		2,998,500
Renewable Energy — 3.9%
Canadian Solar, Inc. (a)	150,000	2,890,500
First Solar, Inc. (a)	20,000	990,000
FuelCell Energy, Inc. (a)	200,000	452,000
JinkoSolar Holding Company Ltd. - ADR (a)	125,000	2,213,750
Plug Power, Inc. (a)	150,000	1,231,500
SolarEdge Technologies, Inc. (a)	10,000	1,387,800
SunPower Corporation (a)	375,000	2,872,500
		12,038,050
Financials — 4.6%
Asset Management — 0.6%
Federated Hermes, Inc.	80,000	1,896,000

Banking — 0.6%
Fifth Third Bancorp	35,000	674,800
Signature Bank	10,000	1,069,200
		1,744,000
Insurance — 0.5%
Principal Financial Group, Inc.	35,000	1,453,900

Real Estate — 0.3%
Sabra Health Care REIT, Inc.	75,000	1,082,250

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Financials — 4.6% (continued)
Specialty Finance — 2.6%
AerCap Holdings N.V. (a)	20,000	$616,000
Air Lease Corporation	10,000	292,900
American Express Company	20,000	1,904,000
Discover Financial Services	50,000	2,504,500
Navient Corporation	75,000	527,250
Synchrony Financial	100,000	2,216,000
		8,060,650
Health Care — 18.2%
Biotech & Pharma — 11.8%
10X Genomics, Inc. - Class A (a)	20,000	1,786,200
AbbVie, Inc.	25,000	2,454,500
Agenus, Inc. (a)	150,000	589,500
Alexion Pharmaceuticals, Inc. (a)	10,000	1,122,400
ANI Pharmaceuticals, Inc. (a)	35,000	1,131,900
Arena Pharmaceuticals, Inc. (a)	15,000	944,250
Arrowhead Pharmaceuticals, Inc. (a)	60,000	2,591,400
Biogen, Inc. (a)	17,500	4,682,125
Corcept Therapeutics, Inc. (a)	175,000	2,943,500
CRISPR Therapeutics AG (a)	15,000	1,102,350
Editas Medicine, Inc. (a)	100,000	2,958,000
Exelixis, Inc. (a)	75,000	1,780,500
ImmunoGen, Inc. (a)	100,000	460,000
Ionis Pharmaceuticals, Inc. (a)	25,000	1,474,000
Jazz Pharmaceuticals plc (a)	20,000	2,206,800
Lannett Company, Inc. (a)	7,500	54,450
Mylan N.V. (a)	60,000	964,800
Neurocrine Biosciences, Inc. (a)	10,000	1,220,000
Organogenesis Holdings, Inc. (a)	200,000	768,000
Pulmatrix, Inc. (a)	200,000	344,000
Regeneron Pharmaceuticals, Inc. (a)	4,000	2,494,600
Selecta Biosciences, Inc. (a)	75,000	213,000
Supernus Pharmaceuticals, Inc. (a)	15,000	356,250
Vaxart, Inc. (a)	200,000	1,770,000
		36,412,525

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Health Care — 18.2% (continued)
Health Care Facilities & Services — 0.6%
NeoGenomics, Inc. (a)	20,000	$619,600
Syneos Health, Inc. (a)	20,000	1,165,000
		1,784,600
Health Care Providers & Services — 3.5%
AmerisourceBergen Corporation	20,000	2,015,400
Cigna Corporation	10,000	1,876,500
CVS Health Corporation	50,000	3,248,500
Owens & Minor, Inc.	125,000	952,500
Select Medical Holdings Corporation (a)	125,000	1,841,250
Tenet Healthcare Corporation (a)	50,000	905,500
		10,839,650
Medical Equipment & Devices — 2.3%
Alpha Pro Tech Ltd. (a)	75,000	1,327,500
Exact Sciences Corporation (a)	10,000	869,400
Inogen, Inc. (a)	50,000	1,776,000
Lantheus Holdings, Inc. (a)	150,000	2,145,000
Luminex Corporation	35,000	1,138,550
		7,256,450
Industrials — 6.3%
Aerospace & Defense — 0.4%
TransDigm Group, Inc.	2,500	1,105,125

Commercial Services & Supplies — 0.1%
Herman Miller, Inc.	20,000	472,200

Electrical Equipment — 2.2%
Allegion plc	25,000	2,555,500
Atkore International Group, Inc. (a)	65,000	1,777,750
Generac Holdings, Inc. (a)	20,000	2,438,600
		6,771,850
Engineering & Construction Services — 2.3%
frontdoor, inc. (a)	25,000	1,108,250
MasTec, Inc. (a)	65,000	2,916,550
Quanta Services, Inc.	75,000	2,942,250
		6,967,050
Home & Office Products — 0.5%
Fortune Brands Home & Security, Inc.	25,000	1,598,250

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Industrials — 6.3% (continued)
Industrial Services — 0.2%
Fastenal Company	15,000	$642,600

Machinery — 0.2%
Proto Labs, Inc. (a)	6,000	674,820

Transportation & Logistics — 0.4%
United Parcel Service, Inc. - Class B	10,000	1,111,800

Materials — 5.3%
Chemicals — 0.8%
Livent Corporation (a)	100,000	616,000
Valvoline, Inc.	100,000	1,933,000
		2,549,000
Containers & Packaging — 0.6%
Greif, Inc. - Class A	25,000	860,250
Packaging Corporation of America	10,000	998,000
		1,858,250
Metals & Mining — 3.9%
Agnico Eagle Mines Ltd.	25,000	1,601,500
AngloGold Ashanti Ltd. - ADR	35,000	1,032,150
Barrick Gold Corporation	125,000	3,367,500
Compass Minerals International, Inc.	20,000	975,000
Kinross Gold Corporation (a)	100,000	722,000
Newmont Corporation	55,000	3,395,700
Royal Gold, Inc.	6,000	745,920
		11,839,770
Technology — 22.2%
Design, Manufacturing & Distribution — 1.5%
Fabrinet (a)	15,000	936,300
Jabil, Inc.	75,000	2,406,000
SYNNEX Corporation	10,000	1,197,700
		4,540,000
Hardware — 5.8%
Apple, Inc.	1,000	364,800
Ciena Corporation (a)	40,000	2,166,400
F5 Networks, Inc. (a)	10,000	1,394,800
Infinera Corporation (a)	200,000	1,184,000

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Technology — 22.2% (continued)
Hardware — 5.8% (continued)
Lumentum Holdings, Inc. (a)	15,000	$1,221,450
Maxar Technologies, Inc.	150,000	2,694,000
Seagate Technology plc	50,000	2,420,500
Super Micro Computer, Inc. (a)	75,000	2,129,250
TTM Technologies, Inc. (a)	100,000	1,186,000
Ubiquiti, Inc.	17,500	3,054,800
		17,816,000
Semiconductors — 5.4%
Amkor Technology, Inc. (a)	100,000	1,231,000
Applied Materials, Inc.	50,000	3,022,500
Cirrus Logic, Inc. (a)	20,000	1,235,600
Intel Corporation	50,000	2,991,500
KLA Corporation	10,000	1,944,800
Lam Research Corporation	500	161,730
Photronics, Inc. (a)	100,000	1,113,000
Power Integrations, Inc.	20,000	2,362,600
QUALCOMM, Inc.	20,000	1,824,200
Rambus, Inc. (a)	65,000	988,000
		16,874,930
Software — 4.5%
Akamai Technologies, Inc. (a)	25,000	2,677,250
Citrix Systems, Inc.	15,000	2,218,650
GlobalSCAPE, Inc.	60,000	585,000
j2 Global, Inc. (a)	30,000	1,896,300
Microsoft Corporation	1,000	203,510
Oracle Corporation	20,000	1,105,400
Schrodinger, Inc. (a)	5,000	457,850
VMware, Inc. - Class A (a)	20,000	3,097,200
Xperi Holding Corporation	125,000	1,845,000
		14,086,160
Technology Services — 5.0%
Cognizant Technology Solutions Corporation - Class A	25,000	1,420,500
CSG Systems International, Inc.	50,000	2,069,500
EVERTEC, Inc.	25,000	702,500
Genpact Ltd.	75,000	2,739,000
Infosys Ltd. - ADR	250,000	2,415,000
International Business Machines Corporation	5,000	603,850

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 101.6% (continued)	Shares	Value
Technology — 22.2% (continued)
Technology Services — 5.0% (continued)
MAXIMUS, Inc.	25,000	$1,761,250
NIC, Inc.	100,000	2,296,000
Sykes Enterprises, Inc. (a)	50,000	1,383,000
		15,390,600
Utilities — 0.7%
Utilities — 0.7%
Ormat Technologies, Inc.	10,000	634,900
TerraForm Power, Inc. - Class A	75,000	1,383,000
		2,017,900

Total Common Stocks (Cost $311,689,423) (b)		$313,647,074

EXCHANGE-TRADED PUT OPTION CONTRACTS — 3.0%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 08/21/2020 at $1,350	900	$129,722,850	$4,114,800
S&P 500 Index Option, 08/21/2020 at $3,000	575	178,266,675	5,042,750
Total Put Option Contracts (Premiums paid $14,494,001)		$307,989,525	$9,157,550

Total Investments at Value — 104.6% (Cost $326,183,424)			$322,804,624

30

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2020

MONEY MARKET FUNDS — 45.3%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (c) (Cost $139,965,391)	139,965,391	$139,965,391

Total Investments and Money Market Funds at Value — 149.9% (Cost $466,148,815)		$462,770,015

Written Call Option Contracts — (51.0%)		(157,564,000)

Other Assets in Excess of Liabilities — 1.1%		3,568,086

Net Assets — 100.0%		$308,774,101

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

(c)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

31

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2020

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	900	$129,722,850	$700	09/18/2020	$66,334,500
S&P 500 Index Option	575	178,266,675	1,500	09/18/2020	91,229,500
Total Written Call Option Contracts (Premiums received $125,519,812)		$307,989,525			$157,564,000

See accompanying notes to financial statements.

32

Hussman Strategic Allocation Fund Schedule of Investments
June 30, 2020

COMMON STOCKS — 75.1%	Shares	Value
Communications — 6.1%
Media — 3.8%
Alphabet, Inc. - Class C (a)	20	$28,272
Comcast Corporation - Class A	1,200	46,776
Facebook, Inc. - Class A (a)	100	22,707
Gray Television, Inc. (a)	4,000	55,800
Shutterstock, Inc.	1,000	34,970
Sirius XM Holdings, Inc.	8,000	46,960
Stamps.com, Inc. (a)	300	55,107
Twitter, Inc. (a)	500	14,895
		305,487
Telecom — 2.3%
AT&T, Inc.	3,000	90,690
CenturyLink, Inc.	2,000	20,060
Switch, Inc. - Class A	2,000	35,640
Verizon Communications, Inc.	750	41,348
		187,738
Consumer Discretionary — 17.4%
Apparel & Textile Products — 0.1%
Hanesbrands, Inc.	1,000	11,290

Automotive — 0.7%
Gentex Corporation	1,000	25,770
Methode Electronics, Inc.	1,000	31,260
		57,030
Commercial Services — 0.8%
Cimpress plc (a)	800	61,072

Consumer Services — 1.0%
2U, Inc. (a)	1,500	56,940
WW International, Inc. (a)	1,000	25,380
		82,320
Distributors — 0.3%
LKQ Corporation (a)	1,000	26,200

Gaming, Lodging & Restaurants — 1.9%
Brinker International, Inc.	1,500	36,000
Dunkin’ Brands Group, Inc.	500	32,615
Starbucks Corporation	750	55,192

33

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 75.1% (continued)	Shares	Value
Consumer Discretionary — 17.4% (continued)
Gaming, Lodging & Restaurants — 1.9% (continued)
Waitr Holdings, Inc. (a)	10,000	$26,300
		150,107
Home & Office Products — 1.0%
ACCO Brands Corporation	2,000	14,200
Century Communities, Inc. (a)	2,250	68,985
		83,185
Hotels, Restaurants & Leisure — 0.6%
Bloomin’ Brands, Inc.	3,000	31,980
Ruth’s Hospitality Group, Inc.	2,000	16,320
		48,300
Household Durables — 0.9%
LGI Homes, Inc. (a)	350	30,811
Turtle Beach Corporation (a)	3,000	44,160
		74,971
Multiline Retail — 1.3%
Big Lots, Inc.	2,000	84,000
Nordstrom, Inc.	1,500	23,235
		107,235
Passenger Transportation — 0.3%
Southwest Airlines Company	750	25,635

Retail - Consumer Staples — 0.7%
Target Corporation	500	59,965

Retail - Discretionary — 6.5%
Amazon.com, Inc. (a)	10	27,588
Dick’s Sporting Goods, Inc.	2,000	82,520
eBay, Inc.	750	39,338
Group 1 Automotive, Inc.	750	49,478
Hibbett Sports, Inc. (a)	2,500	52,350
Home Depot, Inc. (The)	250	62,627
Kohl’s Corporation	1,000	20,770
Sleep Number Corporation (a)	1,250	52,050
Ulta Beauty, Inc. (a)	300	61,026
Williams-Sonoma, Inc.	400	32,804
Zumiez, Inc. (a)	1,500	41,070
		521,621

34

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 75.1% (continued)	Shares	Value
Consumer Discretionary — 17.4% (continued)
Specialty Retail — 1.1%
Gap, Inc. (The)	2,000	$25,240
L Brands, Inc.	1,500	22,455
Sally Beauty Holdings, Inc. (a)	3,000	37,590
		85,285
Textiles, Apparel & Luxury Goods — 0.2%
PVH Corporation	300	14,415

Consumer Staples — 8.4%
Consumer Products — 2.6%
B&G Foods, Inc.	1,500	36,570
Campbell Soup Company	1,000	49,630
General Mills, Inc.	500	30,825
Kellogg Company	750	49,545
PepsiCo, Inc.	300	39,678
		206,248
Food & Staples Retailing — 3.4%
Kroger Company (The)	2,000	67,700
Natural Grocers by Vitamin Cottage, Inc.	500	7,440
PriceSmart, Inc.	1,000	60,330
Rite Aid Corporation (a)	4,000	68,240
United Natural Foods, Inc. (a)	4,000	72,840
		276,550
Retail - Consumer Staples — 2.4%
Ingles Markets, Inc. - Class A	1,650	71,066
Sprouts Farmers Market, Inc. (a)	2,750	70,372
Walgreens Boots Alliance, Inc.	1,250	52,987
		194,425
Energy — 2.3%
Renewable Energy — 2.3%
Canadian Solar, Inc. (a)	3,600	69,372
First Solar, Inc. (a)	400	19,800
JinkoSolar Holding Company Ltd. - ADR (a)	3,000	53,130
SolarEdge Technologies, Inc. (a)	150	20,817
SunPower Corporation (a)	3,500	26,810
		189,929

35

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 75.1% (continued)	Shares	Value
Financials — 3.1%
Asset Management — 0.5%
Federated Hermes, Inc.	1,750	$41,475

Banking — 0.2%
Fifth Third Bancorp	1,000	19,280

Insurance — 0.5%
Principal Financial Group, Inc.	1,000	41,540

Specialty Finance — 1.9%
American Express Company	500	47,600
Discover Financial Services	1,150	57,604
Synchrony Financial	2,000	44,320
		149,524
Health Care — 12.3%
Biotech & Pharma — 8.5%
10X Genomics, Inc. - Class A (a)	600	53,586
AbbVie, Inc.	500	49,090
Alexion Pharmaceuticals, Inc. (a)	300	33,672
ANI Pharmaceuticals, Inc. (a)	500	16,170
Arena Pharmaceuticals, Inc. (a)	400	25,180
Arrowhead Pharmaceuticals, Inc. (a)	1,500	64,785
Biogen, Inc. (a)	450	120,398
Corcept Therapeutics, Inc. (a)	5,000	84,100
CRISPR Therapeutics AG (a)	350	25,721
Editas Medicine, Inc. (a)	2,000	59,160
Exelixis, Inc. (a)	1,500	35,610
Jazz Pharmaceuticals plc (a)	250	27,585
Mylan N.V. (a)	2,000	32,160
Regeneron Pharmaceuticals, Inc. (a)	100	62,365
		689,582
Health Care Providers & Services — 3.0%
AmerisourceBergen Corporation	500	50,385
Cigna Corporation	300	56,295
CVS Health Corporation	850	55,224
Select Medical Holdings Corporation (a)	3,500	51,555
Tenet Healthcare Corporation (a)	1,500	27,165
		240,624

36

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 75.1% (continued)	Shares	Value
Health Care — 12.3% (continued)
Medical Equipment & Devices — 0.8%
Inogen, Inc. (a)	650	$23,088
Lantheus Holdings, Inc. (a)	3,000	42,900
		65,988
Industrials — 2.8%
Electrical Equipment — 1.9%
Allegion plc	400	40,888
Atkore International Group, Inc. (a)	2,000	54,700
Generac Holdings, Inc. (a)	500	60,965
		156,553
Engineering & Construction Services — 0.5%
Quanta Services, Inc.	1,000	39,230

Industrial Services — 0.2%
Fastenal Company	300	12,852

Machinery — 0.2%
Proto Labs, Inc. (a)	150	16,871

Materials — 3.8%
Chemicals — 0.8%
Livent Corporation (a)	3,000	18,480
Valvoline, Inc.	2,500	48,325
		66,805
Containers & Packaging — 0.2%
Greif, Inc. - Class A	500	17,205

Metals & Mining — 2.8%
Agnico Eagle Mines Ltd.	600	38,436
AngloGold Ashanti Ltd. - ADR	750	22,117
Barrick Gold Corporation	2,500	67,350
Kinross Gold Corporation (a)	1,750	12,635
Newmont Corporation	1,000	61,740
Royal Gold, Inc.	175	21,756
		224,034
Technology — 18.9%
Design, Manufacturing & Distribution — 0.8%
Jabil, Inc.	2,000	64,160

37

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 75.1% (continued)	Shares	Value
Technology — 18.9% (continued)
Hardware — 4.7%
Apple, Inc.	100	$36,480
Ciena Corporation (a)	1,500	81,240
Maxar Technologies, Inc.	2,600	46,696
Seagate Technology plc	1,400	67,774
Super Micro Computer, Inc. (a)	1,250	35,488
TTM Technologies, Inc. (a)	2,000	23,720
Ubiquiti, Inc.	500	87,280
		378,678
Semiconductors — 5.1%
Applied Materials, Inc.	1,000	60,450
Cirrus Logic, Inc. (a)	750	46,335
Impinj, Inc. (a)	1,000	27,470
Intel Corporation	1,250	74,787
KLA Corporation	350	68,068
Power Integrations, Inc.	600	70,878
QUALCOMM, Inc.	500	45,605
Rambus, Inc. (a)	1,000	15,200
		408,793
Software — 4.8%
Akamai Technologies, Inc. (a)	750	80,318
Citrix Systems, Inc.	350	51,768
GlobalSCAPE, Inc.	2,000	19,500
j2 Global, Inc. (a)	1,000	63,210
Microsoft Corporation	100	20,351
Oracle Corporation	1,000	55,270
VMware, Inc. - Class A (a)	400	61,944
Xperi Corporation	2,500	36,900
		389,261
Technology Services — 3.5%
Cognizant Technology Solutions Corporation - Class A	1,000	56,820
CSG Systems International, Inc.	1,000	41,390
Genpact Ltd.	1,650	60,258
Infosys Ltd. - ADR	6,000	57,960
International Business Machines Corporation	100	12,077
NIC, Inc.	2,500	57,400
		285,905

Total Common Stocks (Cost $5,985,688) (b)		$6,077,368

38

Hussman Strategic Allocation Fund Schedule of Investments (continued)
June 30, 2020

U.S. TREASURY OBLIGATIONS — 24.9%	Par Value	Value
U.S. Treasury Bills (c) — 12.4%
1.69%, due 08/13/2020	$1,000,000	$999,839

U.S. Treasury Notes — 12.5%
1.50%, due 08/31/2021	1,000,000	1,015,274

Total U.S. Treasury Obligations (Cost $1,997,953)		$2,015,113

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.4%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 09/18/2020 at $1,100	14	$2,017,911	$23,422
S&P 500 Index Option, 09/18/2020 at $1,800	10	3,100,290	4,600
Total Put Option Contracts (Premiums paid $120,796)		$5,118,201	$28,022

Total Investments at Value — 100.4% (Cost $8,104,437)			$8,120,503

MONEY MARKET FUNDS — 20.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (d) (Cost $1,662,185)	1,662,185	$1,662,185

Total Investments and Money Market Funds at Value — 120.9% (Cost $9,766,622)		$9,782,688

Written Call Option Contracts — (22.0%)		(1,782,344)

Other Assets in Excess of Liabilities — 1.1%		92,715

Net Assets — 100.0%		$8,093,059

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

39

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
June 30, 2020

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	14	$2,017,911	$1,100	09/18/2020	$493,444
S&P 500 Index Option	10	3,100,290	1,800	09/18/2020	1,288,900
Total Written Call Option Contracts (Premiums received $1,337,857)		$5,118,201			$1,782,344

See accompanying notes to financial statements.

40

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2020

COMMON STOCKS — 21.8%	Shares	Value
Energy — 1.3%
Oil, Gas & Coal — 1.3%
Cheniere Energy Partners, L.P.	20,000	$699,600
CNX Midstream Partners, L.P.	60,000	399,000
Halliburton Company	35,000	454,300
Helmerich & Payne, Inc.	25,000	487,750
NuStar Energy, L.P.	31,000	442,680
ONEOK, Inc.	985	32,722
PBF Energy, Inc. - Class A	35,000	358,400
Valero Energy Corporation	15,000	882,300
Williams Companies, Inc. (The)	1,293	24,593
		3,781,345
Renewable Energy — 0.0% (a)
Envision Solar International, Inc. (b)	2,500	24,925

Materials — 15.0%
Construction Materials — 0.3%
MDU Resources Group, Inc.	35,000	776,300

Metals & Mining — 14.7%
Agnico Eagle Mines Ltd.	60,000	3,843,600
Alamos Gold, Inc. - Class A	100,000	938,000
AngloGold Ashanti Ltd. - ADR	90,000	2,654,100
B2Gold Corporation	250,000	1,422,500
Barrick Gold Corporation	425,000	11,449,500
Coeur Mining, Inc. (b)	25,000	127,000
Compania de Minas Buenaventura S.A.A. - ADR	100,000	914,000
Kinross Gold Corporation (b)	300,000	2,166,000
Newmont Corporation	190,000	11,730,600
Novagold Resources, Inc. (b)	50,000	459,000
Pan American Silver Corporation	50,000	1,519,500
Royal Gold, Inc.	17,500	2,175,600
Wheaton Precious Metals Corporation	50,000	2,202,500
Yamana Gold, Inc.	200,000	1,092,000
		42,693,900

41

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 21.8% (continued)	Shares	Value
Utilities — 5.5%
Utilities — 5.5%
AES Corporation (The)	75,000	$1,086,750
ALLETE, Inc.	15,000	819,150
Ameren Corporation	500	35,180
American Electric Power Company, Inc.	5,000	398,200
Avangrid, Inc.	20,000	839,600
Avista Corporation	10,000	363,900
Black Hills Corporation	10,000	566,600
Consolidated Edison, Inc.	10,000	719,300
Dominion Energy, Inc.	5,000	405,900
DTE Energy Company	2,000	215,000
Duke Energy Corporation	7,500	599,175
Edison International	10,000	543,100
Entergy Corporation	500	46,905
Exelon Corporation	30,000	1,088,700
FirstEnergy Corporation	15,000	581,700
Global Water Resources, Inc. (b)	1,000	10,540
Hawaiian Electric Industries, Inc.	10,000	360,600
NextEra Energy, Inc.	250	60,042
NorthWestern Corporation	10,000	545,200
NRG Energy, Inc.	20,000	651,200
Ormat Technologies, Inc.	10,000	634,900
Otter Tail Corporation	10,000	387,900
Pinnacle West Capital Corporation	5,000	366,450
Portland General Electric Company	20,000	836,200
PPL Corporation	35,000	904,400
Public Service Enterprise Group, Inc.	10,000	491,600
Southern Company (The)	20,000	1,037,000
Spark Energy, Inc. - Class A	2,500	17,675
TerraForm Power, Inc. - Class A	25,000	461,000
UGI Corporation	25,000	795,000
		15,868,867

Total Common Stocks (Cost $58,347,050)		$63,145,337

42

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2020

U.S. TREASURY OBLIGATIONS — 70.1%	Par Value	Value
U.S. Treasury Bills (c) — 17.2%
0.37%, due 08/25/2020	$50,000,000	$49,990,069

U.S. Treasury Inflation-Protected Notes — 9.0%
2.50%, due 01/15/2029	11,944,400	15,314,967
0.125%, due 01/15/2030	9,967,500	10,773,037
		26,088,004
U.S. Treasury Notes — 43.9%
1.75%, due 06/15/2022	10,000,000	10,310,937
1.50%, due 08/15/2022	25,000,000	25,710,938
2.00%, due 05/31/2024	25,000,000	26,738,769
1.375%, due 01/31/2025	15,000,000	15,762,305
2.125%, due 05/31/2026	10,000,000	11,014,063
1.50%, due 08/15/2026	25,000,000	26,638,683
2.25%, due 11/15/2027	10,000,000	11,264,648
		127,440,343

Total U.S. Treasury Obligations (Cost $191,150,436)		$203,518,416

EXCHANGE-TRADED FUNDS — 3.2%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust (b)	20,000	$2,399,600
Invesco CurrencyShares Euro Currency Trust (b)	20,000	2,119,800
Invesco CurrencyShares Japanese Yen Trust (b)	1,000	87,710
Invesco CurrencyShares Swiss Franc Trust (b)	5,000	483,818
iShares Gold Trust (b)	125,000	2,123,750
SPDR Gold Shares (b)	12,500	2,092,125
Total Exchange-Traded Funds (Cost $8,808,016)		$9,306,803

Total Investments at Value — 95.1% (Cost $258,305,502)		$275,970,556

43

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2020

MONEY MARKET FUNDS — 10.0%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (d) (Cost $29,107,618)	29,107,618	$29,107,618

Total Investments and Money Market Funds at Value — 105.1% (Cost $287,413,120)		$305,078,174

Liabilities in Excess of Other Assets — (5.1%)		(14,948,987)

Net Assets — 100.0%		$290,129,187

ADR - American Depositary Receipt.
(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

44

Hussman Strategic International Fund Schedule of Investments
June 30, 2020

COMMON STOCKS — 80.5%	Shares	Value
Australia — 0.6%
Coca-Cola Amatil Ltd. (a)	16,000	$96,380

Austria — 1.7%
ams AG (b)	9,000	133,508
EVN AG (a)	7,026	118,772
		252,280
Belgium — 0.5%
Melexis N.V. (a) (b)	1,000	76,083

Canada — 4.2%
Canadian Utilities Ltd. - Class A	3,000	74,692
Dollarama, Inc.	6,000	199,591
iA Financial Corporation, Inc.	2,500	83,715
IGM Financial, Inc.	5,500	133,653
Sun Life Financial, Inc.	3,800	139,647
		631,298
Denmark — 1.6%
Novo Nordisk A/S - Class B (a)	2,700	175,880
Vestas Wind Systems A/S (a)	600	61,435
		237,315
Finland — 0.7%
Stora Enso OYJ - R Shares (a)	9,000	107,745

France — 5.5%
Albioma S.A. (a)	3,000	124,038
Alten S.A. (a) (b)	1,800	155,564
Atos SE (a) (b)	1,500	128,625
Iliad S.A. (a)	600	117,149
Ingenico Group S.A. (a)	500	80,353
Legrand S.A. (a)	900	68,398
Sanofi (a)	1,400	142,807
Television Francaise 1 S.A. (a) (b)	1,000	5,427
		822,361
Germany — 8.7%
Bayer AG (a)	1,800	133,449
Dermapharm Holding SE (a)	2,000	99,326
Deutsche Post AG (a)	5,000	183,636
Dialog Semiconductor plc (a) (b)	4,500	205,729

45

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 80.5% (continued)	Shares	Value
Germany — 8.7% (continued)
Fresenius Medical Care AG & Company KGaA (a)	2,000	$172,094
Hornbach Holding AG & Company KGaA (a)	2,250	186,583
Siltronic AG (a)	2,200	225,641
United Internet AG (a)	2,500	106,238
		1,312,696
Ireland — 0.6%
C&C Group plc (a)	30,000	85,515

Italy — 2.9%
ACEA SpA (a)	8,500	163,468
Azimut Holdings SpA (a)	6,500	111,585
Moncler S.p.A. (a) (b)	4,000	153,845
		428,898
Japan — 22.0%
Advantest Corporation (a)	3,000	171,208
Astellas Pharma, Inc. (a)	8,000	133,594
C.I. Takiron Corporation (a)	11,100	72,258
IBJ, Inc. (a)	9,000	62,450
ITOCHU Corporation (a)	4,000	86,550
Kakaku.com, Inc. (a)	4,800	122,274
Kanagawa Chuo Kotsu Company Ltd. (a)	5,000	190,952
M&A Capital Partners Company Ltd. (a) (b)	5,000	185,859
Marvelous, Inc. (a)	25,000	162,885
Meidensha Corporation (a)	4,000	65,029
Nihon Chouzai Company Ltd. (a)	8,000	118,323
Nippon Telegraph and Telephone Corporation (a)	5,000	116,495
Optorun Company Ltd. (a)	5,000	117,189
Panasonic Corporation (a) (b)	13,000	113,996
RAIZNEXT Corporation (a)	15,000	169,521
RS Technologies Company Ltd. (a)	2,000	64,531
Sawai Pharmaceutical Company Ltd. (a)	3,000	154,192
SCSK Corporation (a)	2,500	122,310
Square Enix Holdings Company Ltd.	2,300	116,525
Sugi Holdings Company Ltd. (a)	2,500	169,532
SUMCO Corporation (a)	8,500	130,678
Sundrug Company Ltd. (a)	4,000	132,380
TDK Corporation (a)	1,200	119,459
Tokyo Seimitsu Company Ltd. (a)	3,300	105,853

46

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 80.5% (continued)	Shares	Value
Japan — 22.0% (continued)
Torii Pharmaceutical Company Ltd. (a)	3,500	$100,577
Toyota Motor Corporation (a)	3,000	188,649
		3,293,269
Netherlands — 3.8%
Aalberts N.V. (a)	2,500	81,993
Cementir Holding N.V. (a)	14,662	104,714
Euronext N.V. (a)	1,000	100,674
Koninklijke Ahold Delhaize N.V. (a)	6,000	163,557
STMicroelectronics N.V. (a)	4,500	122,958
		573,896
Norway — 2.3%
Borregaard ASA (a)	16,800	179,110
Entra ASA (a)	6,600	84,612
Norway Royal Salmon ASA (a)	3,032	79,463
		343,185
Spain — 2.9%
EDP Renovàveis S.A.	5,000	69,109
Faes Farma S.A. (a)	35,000	142,729
Grifols S.A. (a) (b)	4,000	121,656
Industria de Diseno Textil S.A. (a)	4,000	106,155
		439,649
Sweden — 6.8%
Clas Ohlson AB - B Shares (a)	10,000	112,058
Hennes & Mauritz AB - B Shares (a)	6,000	87,565
Hexpol AB (a) (b)	15,000	111,912
ICA Gruppen AB (a)	4,000	190,110
Mycronic AB (a)	11,250	213,254
SKF AB - B Shares (a)	10,500	196,252
Swedish Orphan Biovitrum AB (a) (b)	4,500	104,324
		1,015,475
Switzerland — 5.2%
Geberit AG (a)	300	150,518
Novartis AG (a)	2,000	174,238
Roche Holdings AG (a)	500	173,221
Sonova Holding AG (a) (b)	758	151,630
Swisscom AG (a)	250	131,097
		780,704

47

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2020

COMMON STOCKS — 80.5% (continued)	Shares	Value
United Kingdom — 10.5%
Ashtead Group plc (a)	5,600	$188,902
Domino’s Pizza Group plc (a)	30,000	115,151
Dunelm Group plc (a)	6,000	88,393
GlaxoSmithKline plc (a)	9,100	183,814
Howden Joinery Group plc (a)	14,000	95,845
Mediclinic International plc (a)	35,000	114,977
Moneysupermarket.com Group plc (a)	20,000	80,227
National Grid plc (a)	9,000	109,802
Next plc (a)	2,900	175,578
Pets at Home Group plc (a)	40,000	118,339
Softcat plc (a)	10,000	135,249
SThree plc	50,000	167,276
		1,573,553

Total Common Stocks (Cost $11,005,026)		$12,070,302

PUT OPTION CONTRACTS — 1.2%	Contracts	Notional Amount	Value
S&P 500 Index Option, 08/21/2020 at $3,150 (Premiums paid $192,628)	12	$3,720,348	$170,640

Total Investments at Value — 81.7% (Cost $11,197,654)			$12,240,942

MONEY MARKET FUNDS — 5.1%	Shares	Value
Northern Institutional Treasury Portfolio, 0.10% (c) (Cost $770,075)	770,075	$770,075

Total Investments and Money Market Funds at Value — 86.8% (Cost $11,967,729)		$13,011,017

Other Assets in Excess of Liabilities — 13.2%		1,983,548

Net Assets — 100.0%		$14,994,565

(a)	Level 2 Security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of June 30, 2020.
See accompanying notes to financial statements.

48

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2020

Common Stocks by Sector/Industry	% of Net Assets
Communications — 4.9%
Media	1.8%
Telecom	3.1%
Consumer Discretionary — 11.7%
Automotive	1.2%
Commercial Services	1.5%
Gaming, Lodging & Restaurants	0.8%
Household Durables	0.8%
Passenger Transportation	1.3%
Retail - Discretionary	5.1%
Textiles, Apparel & Luxury Goods	1.0%
Consumer Staples — 9.0%
Consumer Products	1.7%
Food & Staples Retailing	2.0%
Retail - Consumer Staples	5.3%
Energy — 0.4%
Renewable Energy	0.4%
Financials — 5.6%
Asset Management	0.9%
Capital Markets	2.6%
Insurance	1.5%
Real Estate	0.6%
Health Care — 15.2%
Biotech & Pharma	12.3%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	1.9%
Industrials — 10.7%
Air Freight & Logistics	1.2%
Building Products	1.0%
Electrical Equipment	1.2%
Engineering & Construction Services	2.2%
Industrial Services	1.3%
Machinery	1.3%
Manufactured Goods	1.3%
Trading Companies & Distributors	1.2%

49

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2020

Common Stocks by Sector/Industry (continued)	% of Net Assets
Materials — 4.3%
Chemicals	2.9%
Construction Materials	0.7%
Paper & Forest Products	0.7%
Technology — 14.3%
Hardware	1.3%
Semiconductors	8.5%
Software	1.9%
Technology Services	2.6%
Utilities — 4.4%
Utilities	4.4%
80.5%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2020

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)*
FINANCIAL FUTURES
Mini MSCI EAFE Index Futures	90	09/18/2020	$8,002,800	$(66,935)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through June 30, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

50

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2020

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
ASSETS
Investments in securities:
At cost	$326,183,424	$8,104,437
At value (Note 1)	$322,804,624	$8,120,503
Investments in money market funds	139,965,391	1,662,185
Cash	—	128
Receivable for capital shares sold	578,758	—
Receivable for investment securities sold	7,413,506	94,467
Receivable from Adviser (Note 3)	—	25,924
Dividends receivable	172,847	8,000
Tax reclaims receivable	8,509	—
Other assets	48,016	12,732
Total Assets	470,991,651	9,923,939

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $125,519,812 and $1,337,857)	157,564,000	1,782,344
Payable for capital shares redeemed	438,013	—
Payable for investment securities purchased	3,875,033	—
Accrued investment advisory fees (Note 3)	212,414	—
Payable to administrator (Note 3)	31,900	4,945
Accrued audit fees	50,400	35,400
Accrued custodian fees	12,300	2,080
Other accrued expenses	33,490	6,111
Total Liabilities	162,217,550	1,830,880
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$308,774,101	$8,093,059

Net assets consist of:
Paid-in capital	$1,204,594,615	$7,848,614
Accumulated earnings (deficit)	(895,820,514)	244,445
NET ASSETS	$308,774,101	$8,093,059

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	50,488,095	783,835

Net asset value, offering price and redemption price per share (a) (Note 1)	$6.12	$10.32

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

51

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2020

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$258,305,502	$11,197,654
At value (Note 1)	$275,970,556	$12,240,942
Investments in money market funds	29,107,618	770,075
Cash	1,275	—
Foreign currency, at value (Cost $28,402)	—	28,278
Receivable for capital shares sold	563,151	213
Receivable for investment securities sold	—	121,598
Variation margin receivable (Notes 1 and 4)	—	14,965
Margin deposits for futures contracts (Note 1)	—	1,948,586
Receivable from Adviser (Note 3)	—	8,059
Dividends and interest receivable	626,823	25,175
Tax reclaims receivable	—	34,909
Other assets	56,776	22,539
Total Assets	306,326,199	15,215,339

LIABILITIES
Distributions payable	17,729	—
Payable for capital shares redeemed	78,135	65
Payable for investment securities purchased	15,890,510	132,471
Accrued investment advisory fees (Note 3)	114,975	—
Payable to administrator (Note 3)	27,100	7,175
Accrued audit fees	42,400	43,600
Accrued custodian fees	5,000	25,000
Other accrued expenses and liabilities	21,163	12,463
Total Liabilities	16,197,012	220,774
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$290,129,187	$14,994,565

Net assets consist of:
Paid-in capital	$328,728,877	$30,120,462
Accumulated deficit	(38,599,690)	(15,125,897)
NET ASSETS	$290,129,187	$14,994,565

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	20,013,518	1,789,439

Net asset value, offering price and redemption price per share (a) (Note 1)	$14.50	$8.38

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

52

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2020 (a)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
INVESTMENT INCOME
Dividends	$5,602,511	$60,831
Foreign withholding taxes on dividends	—	(293)
Interest	—	35,661
Total Income	5,602,511	96,199

EXPENSES
Investment advisory fees (Note 3)	2,493,421	45,423
Transfer agent, account maintenance and shareholder services fees (Note 3)	234,669	9,006
Administration fees (Note 3)	194,090	12,000
Trustees’ fees and expenses (Note 3)	76,671	76,010
Legal fees	91,433	36,950
Audit fees	46,332	37,520
Custodian fees	70,011	9,707
Fund accounting fees (Note 3)	57,684	15,360
Insurance expense	63,749	1,312
Registration and filing fees	42,774	15,517
Postage and supplies	41,354	6,813
Compliance service fees (Note 3)	32,078	4,333
Printing of shareholder reports	23,934	6,715
Pricing fees	10,378	1,060
Other expenses	11,086	5,905
Total Expenses	3,489,664	283,631
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(308,062)	(207,969)
Net Expenses	3,181,602	75,662

NET INVESTMENT INCOME	2,420,909	20,537

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	56,420,650	765,618
Written option contracts (Note 4)	(21,469,390)	(111,168)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,099,222)	16,066
Written option contracts (Note 4)	(19,902,704)	(444,487)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	12,949,334	226,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,370,243	$246,566

(a)	Except for Hussman Strategic Allocation Fund, which represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
See accompanying notes to financial statements.

53

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2020

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$968,206	$390,626
Foreign withholding taxes on dividends	(27,213)	(54,531)
Interest	2,838,637	16,061
Total Income	3,779,630	352,156

EXPENSES
Investment advisory fees (Note 3)	1,170,028	162,557
Administration fees (Note 3)	164,206	24,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	131,029	34,409
Trustees’ fees and expenses (Note 3)	76,671	76,671
Legal fees	61,915	58,736
Fund accounting fees (Note 3)	53,401	37,669
Audit fees	38,862	39,852
Custodian fees	25,415	51,548
Registration and filing fees	31,079	33,158
Insurance expense	51,718	4,666
Postage and supplies	24,820	15,131
Compliance service fees (Note 3)	27,395	6,619
Pricing fees	2,557	28,292
Printing of shareholder reports	15,721	4,073
Interest expense (Note 7)	222	—
Other expenses	11,892	7,311
Total Expenses	1,886,931	584,692
Less fee waivers and Fund expenses absorbed by the Adviser (Note 3)	(132,809)	(243,317)
Net Expenses	1,754,122	341,375

NET INVESTMENT INCOME	2,025,508	10,781

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	22,766,794	(1,396,802)
Futures contracts (Note 4)	—	967,625
Foreign currency transactions	(2,867)	29,634
Net change in unrealized appreciation (depreciation) on:
Investments	5,904,223	381,644
Futures contracts (Note 4)	—	245,115
Foreign currency translation	—	(778)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	28,668,150	226,438

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,693,658	$237,219

See accompanying notes to financial statements.

54

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2020	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$2,420,909	$5,268,722
Net realized gains (losses) from:
Investments	56,420,650	10,688,703
Written option contracts	(21,469,390)	(15,608,054)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,099,222)	(17,070,666)
Written option contracts	(19,902,704)	(10,639,338)
Net increase (decrease) in net assets resulting from operations	15,370,243	(27,360,633)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,497,796)	(4,057,363)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	96,065,262	66,168,829
Net asset value of shares issued in reinvestment of distributions to shareholders	4,209,892	3,847,274
Proceeds from redemption fees collected (Note 1)	76,103	21,431
Payments for shares redeemed	(96,355,492)	(68,716,182)
Net increase in net assets from capital share transactions	3,995,765	1,321,352

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,868,212	(30,096,644)

NET ASSETS
Beginning of year	293,905,889	324,002,533
End of year	$308,774,101	$293,905,889

CAPITAL SHARE ACTIVITY
Shares sold	16,263,829	10,267,145
Shares reinvested	783,965	570,812
Shares redeemed	(16,627,560)	(10,960,536)
Net increase (decrease) in shares outstanding	420,234	(122,579)
Shares outstanding at beginning of year	50,067,861	50,190,440
Shares outstanding at end of year	50,488,095	50,067,861

See accompanying notes to financial statements.

55

Hussman Strategic Allocation Fund Statement of Changes in Net Assets

Period Ended June 30, 2020 (a)
FROM OPERATIONS
Net investment income	$20,537
Net realized gains (losses) from:
Investments	765,618
Written option contracts	(111,168)
Net change in unrealized appreciation (depreciation) on:
Investments	16,066
Written option contracts	(444,487)
Net increase in net assets resulting from operations	246,566

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,121)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,864,751
Net asset value of shares issued in reinvestment of distributions to shareholders	2,120
Proceeds from redemption fees collected (Note 1)	232
Payments for shares redeemed	(18,489)
Net increase in net assets from capital share transactions	7,848,614

TOTAL INCREASE IN NET ASSETS	8,093,059

NET ASSETS
Beginning of period	—
End of period	$8,093,059

CAPITAL SHARE ACTIVITY
Shares sold	785,509
Shares reinvested	214
Shares redeemed	(1,888)
Net increase in shares outstanding	783,835
Shares outstanding at beginning of period	—
Shares outstanding at end of period	783,835

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
See accompanying notes to financial statements.

56

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2020	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$2,025,508	$3,154,501
Net realized gains (losses) from:
Investments	22,766,794	2,340,572
Foreign currency transactions	(2,867)	—
Net change in unrealized appreciation (depreciation) on investments	5,904,223	13,936,087
Net increase in net assets resulting from operations	30,693,658	19,431,160

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,974,954)	(3,195,796)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	93,237,623	26,725,419
Net asset value of shares issued in reinvestment of distributions to shareholders	1,856,942	2,992,151
Proceeds from redemption fees collected (Note 1)	78,782	6,430
Payments for shares redeemed	(54,998,030)	(99,326,617)
Net increase (decrease) in net assets from capital share transactions	40,175,317	(69,602,617)

TOTAL INCREASE (DECREASE) IN NET ASSETS	68,894,021	(53,367,253)

NET ASSETS
Beginning of year	221,235,166	274,602,419
End of year	$290,129,187	$221,235,166

CAPITAL SHARE ACTIVITY
Shares sold	6,769,222	2,194,486
Shares reinvested	139,474	244,901
Shares redeemed	(4,140,034)	(8,341,021)
Net increase (decrease) in shares outstanding	2,768,662	(5,901,634)
Shares outstanding at beginning of year	17,244,856	23,146,490
Shares outstanding at end of year	20,013,518	17,244,856

See accompanying notes to financial statements.

57

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2020	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$10,781	$144,380
Net realized gains (losses) from:
Investments	(1,396,802)	(509,815)
Futures contracts	967,625	1,248,082
Foreign currency transactions	29,634	(28,655)
Net change in unrealized appreciation (depreciation) on:
Investments	381,644	(1,386,234)
Futures contracts	245,115	(962,844)
Foreign currency translation	(778)	3,353
Net increase (decrease) in net assets resulting from operations	237,219	(1,491,733)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(119,506)	(17,482)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	388,907	948,919
Net asset value of shares issued in reinvestment of distributions to shareholders	116,458	16,890
Proceeds from redemption fees collected (Note 1)	333	90
Payments for shares redeemed	(7,562,951)	(4,495,398)
Net decrease in net assets from capital share transactions	(7,057,253)	(3,529,499)

TOTAL DECREASE IN NET ASSETS	(6,939,540)	(5,038,714)

NET ASSETS
Beginning of year	21,934,105	26,972,819
End of year	$14,994,565	$21,934,105

CAPITAL SHARE ACTIVITY
Shares sold	46,702	111,988
Shares reinvested	13,464	1,996
Shares redeemed	(898,341)	(526,121)
Net decrease in shares outstanding	(838,175)	(412,137)
Shares outstanding at beginning of year	2,627,614	3,039,751
Shares outstanding at end of year	1,789,439	2,627,614

See accompanying notes to financial statements.

58

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016
Net asset value at beginning of year	$5.87	$6.46	$6.68	$7.93	$8.70

Income (loss) from investment operations:
Net investment income	0.06	0.10	0.06	0.02	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	0.29	(0.61)	(0.25)	(1.25)	(0.75)
Total from investment operations	0.35	(0.51)	(0.19)	(1.23)	(0.72)

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.03)	(0.02)	(0.05)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.12	$5.87	$6.46	$6.68	$7.93

Total return (b)	6.17%	(8.05%)	(2.81%)	(15.53%)	(8.34%)

Net assets at end of year (000’s)	$308,774	$293,906	$324,003	$375,467	$580,503

Ratio of total expenses to average net assets	1.26%	1.24%	1.23%	1.19%	1.15%

Ratio of net expenses to average net assets (c)	1.15%	1.14%	1.13%	1.12%	1.09%

Ratio of net investment income to average net assets (c)	0.87%	1.66%	0.82%	0.19%	0.34%

Portfolio turnover rate	167%	124%	142%	209%	161%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

59

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Period Ended June 30, 2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gains on investments and written option contracts	0.29
Total from investment operations	0.32

Less distributions:
Dividends from net investment income	(0.00	)(b)

Proceeds from redemption fees collected (Note 1)	0.00	(b)

Net asset value at end of period	$10.32

Total return (c)	3.23	%(d)

Net assets at end of period (000’s)	$8,093

Ratio of total expenses to average net assets	4.67	%(e)

Ratio of net expenses to average net assets (f)	1.25	%(e)

Ratio of net investment income to average net assets (f)	0.34	%(e)

Portfolio turnover rate	94	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through June 30, 2020.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

60

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016
Net asset value at beginning of year	$12.83	$11.86	$11.98	$12.44	$11.32

Income (loss) from investment operations:
Net investment income	0.13	0.19	0.10	0.02	0.04
Net realized and unrealized gains (losses) on investments and foreign currencies	1.66	0.95	(0.12)	(0.46)	1.13
Total from investment operations	1.79	1.14	(0.02)	(0.44)	1.17

Less distributions:
Dividends from net investment income	(0.12)	(0.17)	(0.10)	(0.02)	(0.05)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$14.50	$12.83	$11.86	$11.98	$12.44

Total return (b)	14.00%	9.72%	(0.18%)	(3.50%)	10.33%

Net assets at end of year (000’s)	$290,129	$221,235	$274,602	$372,502	$463,503

Ratio of total expenses to average net assets	0.81%	0.81%	0.77%	0.75%	0.75%

Ratio of net expenses to average net assets (c)	0.75%	0.74%	0.73%	0.72%	0.69%

Ratio of net investment income to average net assets (c)	0.87%	1.36%	0.76%	0.12%	0.36%

Portfolio turnover rate	88%	61%	63%	341%	129%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

61

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016
Net asset value at beginning of year	$8.35	$8.87	$8.80	$9.19	$8.57

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.02	0.01	(0.05)
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	0.05	(0.57)	0.10	(0.40)	0.67
Total from investment operations	0.09	(0.51)	0.12	(0.39)	0.62

Less distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.05)	—	—

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.38	$8.35	$8.87	$8.80	$9.19

Total return (b)	1.08%	(5.79%)	1.34%	(4.24%)	7.23%

Net assets at end of year (000’s)	$14,995	$21,934	$26,973	$30,494	$37,645

Ratio of total expenses to average net assets	3.43%	2.72%	2.42%	2.26%	2.03%

Ratio of net expenses to average net assets (c)	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of net investment income (loss) to average net assets (c)	0.06%	0.61%	0.18%	0.25%	(0.05%)

Portfolio turnover rate	115%	58%	61%	102%	107%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and absorption of Fund expenses by the Adviser (Note 3).
See accompanying notes to financial statements.

62

Hussman Investment Trust Notes to Financial Statements
June 30, 2020

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective is to provide total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there

63

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values (“NAVs”) of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities denominated in or expected to settle in a foreign currency are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of NAV. As of June 30, 2020, all options held by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean between their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean between their bid and ask prices.

Fixed income securities traded over-the-counter and not traded or dealt in upon any securities exchange, but for which market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments in shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

64

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Methods used to determine fair value may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect fair value. U.S. Treasury obligations held by Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International

65

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service, as described below.

The Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market and other events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in determining fair value and the various factors considered in making such determinations, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. To the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair value determinations will be used more frequently for this Fund than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

66

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2020 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$313,647,074	$—	$—	$313,647,074
Put Option Contracts	—	9,157,550	—	9,157,550
Money Market Funds	139,965,391	—	—	139,965,391
Total Investments in Securities and Money Market Funds	$453,612,465	$9,157,550	$—	$462,770,015

Other Financial Instruments:
Written Call Option Contracts	$—	$(157,564,000)	$—	$(157,564,000)
Total Other Financial Instruments	$—	$(157,564,000)	$—	$(157,564,000)

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$6,077,368	$—	$—	$6,077,368
U.S. Treasury Obligations	—	2,015,113	—	2,015,113
Put Option Contracts	—	28,022	—	28,022
Money Market Funds	1,662,185	—	—	1,662,185
Total Investments in Securities and Money Market Funds	$7,739,553	$2,043,135	$—	$9,782,688

Other Financial Instruments:
Written Call Option Contracts	$—	$(1,782,344)	$—	$(1,782,344)
Total Other Financial Instruments	$—	$(1,782,344)	$—	$(1,782,344)

67

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$63,145,337	$—	$—	$63,145,337
U.S. Treasury Obligations	—	203,518,416	—	203,518,416
Exchange-Traded Funds	9,306,803	—	—	9,306,803
Money Market Funds	29,107,618	—	—	29,107,618
Total Investments in Securities and Money Market Funds	$101,559,758	$203,518,416	$—	$305,078,174

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$1,001,191	$11,069,111	$—	$12,070,302
Put Option Contracts	—	170,640	—	170,640
Money Market Funds	770,075	—	—	770,075
Total Investments in Securities and Money Market Funds	$1,771,266	$11,239,751	$—	$13,011,017

Other Financial Instruments:
Futures Contracts Sold Short	$(66,935)	$—	$—	$(66,935)
Total Other Financial Instruments	$(66,935)	$—	$—	$(66,395)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2020.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign

68

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

currency options to manage their exposures to foreign currencies. Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle index options it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Stocks are released from escrow by the OCC (thus, enabling the Fund to sell the stocks) only when options expire unexercised or when the Fund enters into a closing purchase transaction.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation

69

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

margin,” are made or received by the Fund to or from the separate account each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits from the use of futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. NAV per share of a Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or

70

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

less from the date of purchase. During the periods ended June 30, 2020 and 2019, proceeds from redemption fees, recorded in capital, totaled: $76,103 and $21,431, respectively, for Hussman Strategic Growth Fund; $232 and $—, respectively, for Hussman Strategic Allocation Fund; $78,782 and $6,430, respectively, for Hussman Strategic Total Return Fund; and $333 and $90, respectively, for Hussman Strategic International Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the value of the security received. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on options and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended June 30, 2020 and 2019 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

71

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) as of June 30, 2020 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized appreciation	$158,313	$86,719	$16,107,878	$1,063,419
Undistributed ordinary income	330,339	157,726	—	193,604
Accumulated capital and other losses	(896,309,166)	—	(54,689,839)	(16,382,920)
Other temporary differences	—	—	(17,729)	—
Accumulated earnings (deficit)	$(895,820,514)	$244,445	$(38,599,690)	$(15,125,897)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2020:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments, money market funds and foreign currencies	$467,948,156	$9,788,743	$288,970,296	$11,969,522
Gross unrealized appreciation	$34,726,672	$522,876	$19,685,099	$1,520,469
Gross unrealized depreciation	(34,568,359)	(436,157)	(3,577,221)	(456,985)
Net unrealized appreciation	$158,313	$86,719	$16,107,878	$1,063,484

72

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis on publicly traded partnerships and grantor trusts.

During the year ended June 30, 2020, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund utilized $11,599,795 and $21,547,040, respectively, of capital loss carryforwards to offset current year gains.

As of June 30, 2020, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term loss carryforwards	$648,053,124	$48,173,836	$16,382,920
Long-term loss carryforwards	248,256,042	6,436,050	—
Total	$896,309,166	$54,609,886	$16,382,920

These capital loss carryforwards, which do not expire, may be utilized by the Funds in future years to offset their net realized capital gains, if any.

Qualified late year losses represent late year ordinary losses, consisting of ordinary losses incurred after December 31, 2019 and any specified losses incurred after October 31, 2019, and any post-October capital losses incurred after October 31, 2019. These losses are deemed to arise on the first day of a fund’s next taxable year. For the year ended June 30, 2020, Hussman Strategic Total Return Fund deferred $79,954 of late year ordinary losses to July 1, 2020 for federal income tax purposes.

For the year ended June 30, 2020, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements due to adjustments for nondeductible expenses from publicly traded partnerships and distributions in excess of earnings and profits:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Paid-in capital	$(93)	$—	$(22,667)	$—
Accumulated earnings (deficit)	$93	$—	$22,667	$—

73

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (generally filed within the past three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

2. INVESTMENT TRANSACTIONS

During the period ended June 30, 2020, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $489,711,677 and $526,812,807, respectively, for Hussman Strategic Growth Fund; $11,270,883 and $4,713,687, respectively, for Hussman Strategic Allocation Fund; $183,961,230 and $197,172,799, respectively, for Hussman Strategic Total Return Fund; and $15,207,378 and $16,367,625, respectively, for Hussman Strategic International Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40%

74

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

of such assets over $2.5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion.

The Adviser has contractually agreed that, until November 1, 2020 (or until November 1, 2022 with respect to Hussman Strategic Allocation Fund), it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. During the period ended June 30, 2020, the Adviser waived advisory fees in the amount of $308,062, $45,423, $132,809 and $162,557 with respect to Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively. Additionally, during the period ended June 30, 2020, the Adviser absorbed operating expenses of $162,546 and $80,760 with respect to Hussman Strategic Allocation Fund and Hussman Strategic International Fund, respectively.

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of June 30, 2020, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman

75

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Strategic Total Return Fund and Hussman Strategic International Fund is $940,763, $207,969, $425,443 and $535,771, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2021	June 30, 2022	June 30, 2023
Hussman Strategic Growth Fund	$319,215	$313,486	$308,062
Hussman Strategic Allocation Fund	$—	$—	$207,969
Hussman Strategic Total Return Fund	$125,652	$166,982	$132,809
Hussman Strategic International Fund	$121,185	$171,269	$243,317

The Adviser may agree to continue after November 1, 2020 (or in the case of Hussman Strategic Allocation Fund, November 1, 2022) the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in providing services to the Funds, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the period ended June 30, 2020, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $161,519, $31, $88,058 and $16,409, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

76

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (an “Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2020**
Index put options purchased	Equity	Investments in securities at value	$9,157,550	$—	$285,632,379
Index call options written	Equity	Written call options, at value	—	(157,564,000)	(284,418,867)

The average monthly notional value of index call options purchased during the year ended June 30, 2020 for Hussman Strategic Growth Fund was $20,362,452. The Fund had no outstanding index call options purchased outstanding as of June 30, 2020.

77

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Period Ended June 30, 2020*
Index put options purchased	Equity	Investments in securities at value	$28,022	$—	$3,477,671
Index call options written	Equity	Written call options, at value	—	(1,782,344)	(3,679,115)

Hussman Strategic International Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Year Ended June 30, 2020*
Index put options purchased	Equity	Investments in securities at value	$170,640	$—	$614,460
Futures contracts sold short**	Equity	Variation margin payable	—	(66,935)	(12,136,016)

*	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.
**

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through June 30, 2020. Only current day variation margin is reported on the Statements of Assets and Liabilities.

78

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund during the period ended June 30, 2020 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ 10,593,439	Net change in unrealized appreciation (depreciation) on investments	$ (5,311,995)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(21,469,390)	Net change in unrealized appreciation (depreciation) on written option contracts	(19,902,704)

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ 337,155	Net change in unrealized appreciation (depreciation) on investments	$ (92,773)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(111,168)	Net change in unrealized appreciation (depreciation) on written option contracts	(444,487)

79

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ (371,427)	Net change in unrealized appreciation (depreciation) on investments	$ (21,988)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	967,625	Net change in unrealized appreciation (depreciation) on futures contracts	245,115

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2020.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

80

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

The offsetting of financial liabilities and derivative liabilities as of June 30, 2020 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(157,564,000)	$—	$(157,564,000)	$—	$(157,564,000)
Total subject to a master netting or similar arrangement	$(157,564,000)	$—	$(157,564,000)	$—	$(157,564,000)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(1,782,344)	$—	$(1,782,344)	$—	$(1,782,344)
Total subject to a master netting or similar arrangement	$(1,782,344)	$—	$(1,782,344)	$—	$(1,782,344)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

81

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin receivable - futures contracts	$14,965	$—	$14,965	$(14,965)	$—
Total subject to a master netting or similar arrangement	$14,965	$—	$14,965	$(14,965)	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented on the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

82

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2020, Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund had 45.3% and 20.5%, respectively, of the value of their net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2020, Hussman Strategic Growth Fund had 24.1% and 22.2% of the value of its net assets invested in stocks within the Consumer Discretionary sector and the Technology sector, respectively.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about

83

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of June 30, 2020, investments of Hussman Strategic International Fund in issuers in the United Kingdom (the “UK”) represented 13.0% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”) represented 44.4% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Since the global economic crisis in 2008, some of these countries have depended on, and may continue to depend on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-them effects for the economies of those countries and other European countries. In June 2016, voters in the UK approved a referendum calling for the exit of the UK from the EU (a process commonly referred to as “Brexit”), and Brexit took place on January 31, 2020. There presently is considerable uncertainty regarding the impact of Brexit on the economies and financial markets of the UK and of the EU and other European countries. As a result of Brexit, there may be an extended period of political and economic uncertainty and market volatility in the UK, the EU, other European countries and globally, which may adversely impact the prices and liquidity of securities held by Hussman Strategic International Fund.

As of June 30, 2020, Hussman Strategic International Fund had 27.3% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or

84

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the year ended June 30, 2020, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2020, Hussman Strategic Growth Fund did not borrow under its line of credit. During the year ended June 30, 2020, Hussman Strategic Total Return Fund incurred $222 of interest expense related to borrowings. The average debt outstanding and the average interest rate for days with borrowings for Hussman Strategic Total Return Fund during the year ended June 30, 2020 were $560,000 and 5.0%, respectively. The largest outstanding borrowing during the year ended June 30, 2020 for Hussman Strategic Total Return Fund was $560,000. Hussman Strategic Allocation Fund and Hussman Strategic International Fund currently do not have bank lines of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which

85

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to the Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, the Hussman Strategic Growth Fund and Hussman Strategic Advisors (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and the Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. The Hussman Strategic Growth Fund and Hussman Strategic Advisors were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, the Hussman Strategic Growth Fund and Hussman Strategic Advisors may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions

86

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision.

On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The Second Circuit issued an order recalling the mandate “in anticipation of further panel review,” but on December 19, 2019 reaffirmed its prior decision. On February 6, 2020, Second Circuit denied a petition of the individual creditor plaintiffs for rehearing or rehearing en banc by the Second Circuit, and on July 6, 2020, the plaintiffs filed a new petition for a writ of certiorari in the Supreme Court.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named the Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. A global motion to dismiss this action was filed on behalf of all shareholder defendants on May 23, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management. Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, that denial was without prejudice and the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. The District Court denied the Litigation Trustee’s renewed motion to amend on April 23, 2019, and the Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019. That appeal has been consolidated with the Litigation Trustee’s appeal of the District Court’s dismissal of the actual fraudulent transfer claims, and oral argument on both appeals is scheduled for August 24, 2020.

87

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2020

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to the Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Hussman Strategic Growth Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of June 30, 2020, approximately 9.5% of the Hussman Strategic Growth Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to the Hussman Strategic Growth Fund, the payment of judgments or settlements by the Hussman Strategic Growth Fund in connection with the proceedings could have a material adverse effect on its NAV per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

88

Hussman Investment Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hussman Investment Trust (the “Trust”) (comprising the Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (collectively referred to as the “Funds”)), including the schedules of investments and the schedules of open written option contracts for Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund, the schedule of investments for Hussman Strategic Total Return Fund, the schedule of investments and the schedule of futures contracts sold short for Hussman Strategic International Fund, as of June 30, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Hussman Investment Trust at June 30, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Hussman Investment Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Hussman Strategic Growth Fund Hussman Strategic Total Return Fund Hussman Strategic International Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the five years in the period ended June 30, 2020
Hussman Strategic Allocation Fund	For the period from August 27, 2019 (commencement of operations) through June 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

89

Hussman Investment Trust Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hussman Investment Trust investment companies since 2002.

Cincinnati, Ohio
August 20, 2020

90

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2020 – June 30, 2020).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2020, annualized, after fee waivers and expense reimbursements. Actual expenses of the Funds in future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

91

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,139.70	1.15%	$ 6.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.14	1.15%	$ 5.77
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$1,000.00	$ 1,039.30	1.25%	$ 6.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.65	1.25%	$ 6.27
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$1,000.00	$ 1,096.40	0.75%	$ 3.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.13	0.75%	$ 3.77
Hussman Strategic International Fund
Based on Actual Fund Return	$1,000.00	$ 968.80	2.00%	$ 9.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,014.92	2.00%	$ 10.02

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

92

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	57	President and Trustee	Since June 2000
David C. Anderson	225 Pictoria Drive Cincinnati, OH 45246	69	Trustee	Since June 2000
Jody T. Foster	225 Pictoria Drive Cincinnati, OH 45246	51	Trustee	Since June 2016
William H. Vanover	225 Pictoria Drive Cincinnati, OH 45246	73	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	63	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	58	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	63	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

93

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is retired. Prior to June 30, 2018, he was an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is Vice Chairman of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

Mark J. Seger is Vice Chairman of Ultimus Fund Solutions, LLC and affiliated companies. He was previously Co-CEO of Ultimus Fund Solutions, LLC (1999-2019).

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers of the Trust is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

94

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

Each Fund files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to each Fund’s Form N-PORT. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2020. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund intend to designate up to a maximum amount of $4,497,796, $2,121, $1,974,954 and $119,506, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2020, 100%, 100%, 17% and 100% of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2020 on Form 1099-DIV.

95

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held on June 4, 2020, the Board of Trustees (the “Board”) of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance, for an additional annual period, of the Investment Advisory Agreements between the Trust and Hussman Strategic Advisors, Inc. (the “Adviser”) on behalf of each of Hussman Strategic Growth Fund (the “Growth Fund”), Hussman Strategic Total Return Fund (the “Total Return Fund”) and Hussman Strategic International Fund (the “International Fund,” and together with the Growth Fund and the Total Return Fund, the “Funds” for purposes of the discussion that follows). The Board did not review or approve the continuance of the Investment Advisory Agreement between the Trust and the Adviser on behalf of Hussman Strategic Allocation Fund at its meeting because that agreement has an initial term that does not expire until August 26, 2021.

In determining whether to approve continuances of the Investment Advisory Agreements of the Funds (the “Advisory Agreements”), the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees and expenses of the Funds to the fees and expenses of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and

96

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. In these materials, the returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of mutual funds.

The analyses and comparisons provided by the Adviser showed that the Growth Fund modestly underperformed the S&P 500 Index for the one year period ended April 30, 2020, returning –0.36% versus a return of 0.86% for the Index for that period. The information provided further showed that, since its inception on July 24, 2000 through April 30, 2020, the Growth Fund generated an average annual total return of 0.28%, compared with an average annual total return of 5.59% for the S&P 500 Index for that period. However, the analyses also showed that, since inception, the Growth Fund’s hedging strategies have generally been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices.

The Independent Trustees observed that, although the Growth Fund underperformed the S&P 500 Index from 2009 to date, this period represents only half of a full market cycle and that the Fund’s outperformance of the Index prior to 2009 was substantial. They reviewed the Fund’s performance over various periods as compared to the performance of mutual funds categorized by Morningstar, Inc. as U.S. Market Neutral and U.S. Long-Short Equity. They recognized that the Fund’s performance during various recent multi-year periods lagged the average performance of these other mutual funds, but noted that, for the one year period ended April 30, 2020, the Growth Fund’s investment performance exceeded the average performance of funds included in each of these Morningstar fund categories. The Independent Trustees also noted that the Fund’s 2020 year-to-date performance through April 30, 2020 – a period of significant market volatility - was 10.06%, which exceeded the -9.29% return of the S&P 500 Index for that period.

Information provided to the Board indicated that, over the long term, the Adviser’s stock selection record for the Growth Fund has been acceptable and that the underperformance of the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general stock market movements. In evaluating the Growth Fund’s investment performance, the Independent Trustees recognized that the

97

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

use of hedging is an integral part of the Fund’s investment program and that, although this has caused the Fund’s significant underperformance since 2009, the Adviser has managed the investment portfolio of the Growth Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Growth Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs of its hedging strategy.

In reviewing the performance of the Total Return Fund, the Independent Trustees took note of the fact that the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the one year period ended April 30, 2020, returning 16.75% versus a return of 10.84% for the Index. They also considered that the Total Return Fund’s average annual total return of 5.05% since its inception on September 12, 2002 through April 30, 2020 compares favorably to the 4.45% average annual total return of the Bloomberg Barclays U.S. Aggregate Bond Index for that period. In addition, the Independent Trustees compared the performance of the Total Return Fund for various periods to the performance of mutual funds categorized by Morningstar as U.S. Tactical Allocation and U.S. Multisector Bond. They noted that the performance of the Total Return Fund exceeded the average performance of funds included by Morningstar in each of these categories for the 1-, 3-, 5- and 10-year periods ended April 30, 2020, as well as since inception of the Fund (September 12, 2002).

With respect to the International Fund, the Independent Trustees took note of the fact that the Fund outperformed the MSCI Europe, Australasia, Far East (“EAFE”) Index for the one year period ended April 30, 2020, returning –1.19% versus a return of –11.34% for the Index. They also considered the fact that the International Fund’s average annual total return of –1.22% since its inception on December 31, 2009 through April 30, 2020 lagged the 3.34% average annual total return of the MSCI EAFE Index for that period. In addition, the Independent Trustees compared the Fund’s performance over various periods to mutual funds in various pertinent Morningstar categories, including Foreign Large Blend, and noted that the total returns of the International Fund exceeded the average total returns of Foreign Large Blend funds for each of the 1-, 3- and 5-year periods ended April 30, 2020 (but underperformed these funds for the 10-year period ended on such date and for the period since the Fund’s inception on December 31, 2009 through April 30, 2020). In their evaluation of the

98

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

investment performance of the International Fund, the Independent Trustees observed that, since its inception, the Fund has maintained a defensive investment position in which it has been substantially fully hedged against the impact of general market fluctuations. They also observed, however, that the International Fund has experienced considerably less downside risk since its inception than would have resulted from use of a passive investment approach. In this regard, the Independent Trustees noted that the International Fund’s 2020 year-to-date performance through April 30, 2020 was -4.51%, versus a return of -17.84% for the MSCI EAFE Index for that period. They also noted that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fees, the Independent Trustees concluded that the advisory fee of the Growth Fund, computed at the annual rate of 0.90% of average daily net assets (based on the Fund’s then current asset level), compares favorably to the average advisory fees payable by mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. The Independent Trustees also concluded that the advisory fee of the Total Return Fund, computed at the annual rate of 0.50% of average daily net assets (based on the Fund’s then current asset level), is within the range of advisory fees of other funds of similar size investing in similar securities. The Independent Trustees observed that the advisory fee of the International Fund, computed at the annual rate of 0.95% of average daily net assets (based on the Fund’s then current asset level), is higher than the advisory fee rates of most other international stock funds, but noted that the Fund’s fee rate is less than the average advisory fee rates payable by mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. They noted in this regard that, unlike many international stock funds and similar to “long-short” and “market neutral” mutual funds, the International Fund employs an investment strategy that incorporates risk management and hedging techniques. Thus, the Independent Trustees concluded that the advisory fee payable by the International Fund is appropriate. With respect to each of the Funds, the Independent Trustees determined that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise and analytic capabilities. They also determined that the advisory fee schedules of the Funds, which include breakpoints in the fee rates applicable to net assets in excess of

99

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

specified levels, provide the opportunity for each of the Funds and its shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of the Growth Fund and the Total Return Fund, both before and after advisory fee reductions pursuant to the Adviser’s agreement to waive its fees or to absorb expenses of the Funds as necessary to maintain the operating expenses of the Funds (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) at specified levels, are less than the averages for their respective peer group funds. They noted in this regard that the Growth Fund has one of the lowest expense ratios among mutual funds categorized by Morningstar as U.S. Long-Short Equity or U.S. Market Neutral. They further noted that, notwithstanding the significant decline in the net assets of the Growth Fund in recent years, the expense ratio of the Fund (after fee waivers) has not increased significantly and, in addition, that the Fund has continued to benefit from reductions in the contractual fee rates payable pursuant to its Advisory Agreement that were implemented when the Fund’s assets were substantially greater. With respect to the Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is less than the average expense ratio of mutual funds categorized by Morningstar as U.S. Tactical Allocation or U.S. Multisector Bond. They also noted that, from time to time since each such Fund’s inception, its expense ratio was reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has contractually been waiving a portion of its fees to reduce the total ordinary operating expenses of the Growth Fund and the Total Return Fund, and most recently has agreed to waive its advisory fees or to absorb operating expenses of these Funds until at least November 1, 2020, to the extent necessary to limit the total annual operating expenses of the Growth Fund and the Total Return Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 1.15% and 0.75%, respectively, of average daily net assets.

The Independent Trustees also reviewed comparative information relating to the total expenses of the International Fund. They noted that the expense ratio of the International Fund is higher than many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that this higher expense ratio is attributable, in part, to the small size of the International Fund and took into consideration the expense limitation arrangement under which the Adviser has contractually agreed to waive its advisory fees or to absorb operating expenses of

100

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

the Fund until at least November 1, 2020, to the extent necessary to limit total annual ordinary operating expenses of the Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to 2.00% of average daily net assets. The Independent Trustees also considered the fact that the Adviser agreed several years ago to a revised schedule of advisory fee rates which resulted in an immediate reduction in the effective advisory fee rate of the International Fund of 0.05% of average daily net assets (based on the Fund’s then current asset level). They concluded that the International Fund has benefited and continues to benefit from a reduction in advisory fee rates and expense limitation arrangements that have enabled it to maintain an expense ratio within the range of expense ratios of its peer group funds.

In evaluating the expense ratios of the Funds, the Independent Trustees recognized that, although under the expense limitation agreements currently in effect the Adviser may be entitled to be reimbursed by a Fund for all or a portion of fees waived and expenses absorbed by the Adviser, any such reimbursement could not result in the expense ratio of a Fund (excluding acquired fund fees and expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) exceeding the lesser of: (i) the expense limitation in effect for the Fund at the time of the fee waiver or expense absorption by the Adviser; and (ii) the expense limitation (if any) in effect at the time of reimbursement by the Fund. The Independent Trustees were cognizant of the fact that the current expense limitation agreement for each Fund remains in effect only until November 1, 2020, but recognized that the Adviser has historically agreed to continuing such agreements in effect from year to year (either without change or with only relatively minor upward adjustment in the applicable expense limitation).

The Independent Trustees also reviewed recent financial statements of the Adviser, as well as schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2017, 2018 and 2019 and for the first four months of 2020. They noted that the Adviser has waived the fees payable to it by the Funds, thereby reducing its profitability, pursuant to expense limitation agreements. They recognized that, although the Adviser has realized significant profits over the years from its advisory relationship with each Fund and that the Adviser’s profit margins associated with providing services to each Fund have been significant at times, the Adviser’s profitability with respect to each of the Funds was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees also recognized that the Adviser’s profitability with respect to each Fund has declined significantly in recent

101

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

years as a consequence of declines in the total net assets of the Funds. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent of the Adviser that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, notwithstanding a decline in the Adviser’s revenues and the resulting decrease in its profitability, the Adviser has available financial resources sufficient to enable it to continue to provide all required services to the Funds, without diminution of service quality, and that, to the extent declines in the net assets of the Funds has reduced (or may in the future reduce further) the Adviser’s revenues, the Adviser has been able (and is expected to be able) to reduce its expenses or access capital resources so as to enable the scope and quality of services provided to the Funds to be maintained.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of other matters deemed by them to be pertinent (including, but not limited to, the factors and information discussed above), the Independent Trustees concluded that the Adviser has provided all required services to the Funds in a satisfactory manner. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced the returns of the Growth Fund and the International Fund in the period since 2009, but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009. In this regard, the Independent Trustees specifically considered the fact that, except for the 12-month period ended April 30, 2020, the investment performance of the Funds has in recent years generally been disappointing, and they considered whether, under such circumstances, it would be appropriate and consistent with their duties and the interests of the Funds to approve the continuance of each of the Advisory Agreements, as proposed.

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protections, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any

102

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. John Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements are appropriate in view of the nature, scope and quality of services provided by the Adviser and determined that continuances of the Advisory Agreements are in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional annual period. No single factor was considered in isolation or to be determinative to this decision.

103

Hussman Investment Trust Discussion of Liquidity Risk Management Program
(Unaudited)

As required by Rule 22e-4 under the 1940 Act, the Trust has adopted a liquidity risk management program (the “Program”) and has designated persons to be responsible for administering the Program (the “Program Administrators”). In connection with its meeting on June 4, 2020, the Board was presented with and considered a written report from the Program Administrators addressing the operation of the Program and assessing its adequacy and the effectiveness of its implementation for the period commencing with the Program’s implementation on December 1, 2019 through March 31, 2020. The Program Administrators took into account the liquidity of each Fund in relation to its investment strategies, short-term and long-term cash flow projections, borrowing arrangements and cash positions. Based upon these and other pertinent factors, the Program Administrators determined that each of the Funds primarily holds highly liquid securities, and that there has been no unusual stress or disruption from any redemption activity since the implementation of the Program.

The Program Administrators concluded that the Program is reasonably designed and has been effectively implemented. They further concluded that the combination of the diversification of portfolio holdings, the Adviser’s ability to execute trades without significant cost impact, the infrequency of significant daily redemptions, and the record of each Fund’s daily holdings of cash and cash equivalents, mitigate against the risk that a Fund would be unable to meet a shareholder request to redeem shares without significant dilution of the interests of remaining investors in the Fund. Despite the uncertainty and market volatility arising as a consequence of the COVID-19 pandemic, the Funds have not experienced execution or settlement issues with respect to their portfolio trades.

104

THIS PAGE INTENTIONALLY LEFT BLANK.

INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
221 East 4th Street
Suite 2900
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $137,000 and $99,600 with respect to the registrant’s fiscal years ended June 30, 2020 and 2019, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2020 and 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $33,600 and $38,720 with respect to the registrant’s fiscal years ended June 30, 2020 and 2019, respectively. The services comprising these fees are the computation of required distributions; the preparation of the registrant’s federal income and excise tax returns; and, with respect to the fiscal year ended June 30, 2019, the preparation of application forms and documentation to qualify for a reduced rate of German withholding taxes.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2020 and 2019, aggregate non-audit fees of $33,600 and $38,720, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 27, 2020

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 27, 2020

*	Print the name and title of each signing officer under his or her signature.